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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
COURIER CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COURIER CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
January 20, 2005

To the Stockholders of
COURIER CORPORATION:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of COURIER CORPORATION (the "Corporation") will be held at the Boston University Corporate Education Center, 72 Tyng Road, Tyngsboro, Massachusetts, at ll:00 A.M. on Thursday, January 20, 2005 for the following purposes:

  1.
  To elect four Class A Directors to hold office for a term of three years and until their respective successors shall be elected and shall have qualified;

  2.
  To approve an amendment to the Corporation's 1993 Amended and Restated Stock Incentive Plan, which would increase the number of shares available for grant under the Plan by 150,000 shares, representing approximately 1.9% of the outstanding shares of common stock, as described in the attached Proxy Statement.

  3.
  To consider and act upon a proposal to adopt the Courier Corporation 2005 Stock Equity Plan for Non-Employee Directors as described in the attached Proxy Statement.

  4.
  To ratify and approve the selection by the Audit and Finance Committee of the Corporation's Board of Directors of Deloitte & Touche LLP as independent public accountants for the Corporation for the current fiscal year ending September 24, 2005.

  5.
  To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on November 22, 2004 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

                      By order of the Board of Directors,

                      F. BEIRNE LOVELY, JR.
                       Secretary and Clerk

15 Wellman Avenue
North Chelmsford, Massachusetts 01863
December 9, 2004

        IF YOU DO NOT EXPECT TO ATTEND IN PERSON, IT WOULD BE APPRECIATED IF YOU WOULD FILL IN AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY STATEMENT

COURIER CORPORATION
15 Wellman Avenue
North Chelmsford, Massachusetts 01863

ANNUAL MEETING OF STOCKHOLDERS

January 20, 2005

NATURE OF SOLICITATION

        This Proxy Statement is furnished in connection with and accompanies a Proxy Card (the "Proxy") for and Notice of Annual Meeting of Stockholders (the "Notice") of Courier Corporation (the "Corporation" or "Courier"), to be held Thursday, January 20, 2005 at ll:00 A.M. at the Boston University Corporate Education Center, 72 Tyng Road, Tyngsboro, Massachusetts, for the purposes set forth in said Notice. The solicitation is made on behalf of the Board of Directors of the Corporation.

        This Proxy Statement and the accompanying Notice and Proxy are first being sent to stockholders on or about December 9, 2004. The Board of Directors has fixed the close of business on November 22, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date").

        The cost of preparing, assembling and mailing the Proxy and Notice and this Proxy Statement and of soliciting Proxies is to be borne by the Corporation. In addition to the use of the mails, solicitation may be made by telephone and personally by employees and Directors of the Corporation. Georgeson Shareholder has been hired by the Corporation to act as a distribution agent and solicitor only with respect to record holders who are brokers, dealers, banks or other entities that exercise fiduciary powers in nominee name or otherwise, at a fee of approximately $5,000. The Corporation will also bear the expense of record holders who are banks, brokers and other fiduciaries or nominees who may forward Proxies and proxy material to beneficial owners of such shares.

        Any Proxy given pursuant to this solicitation may be revoked by the person giving it prior to the exercise of the powers conveyed by it by filing with the Secretary/Clerk of the Corporation a written revocation or duly executed Proxy bearing a later date or by attending the Annual Meeting and voting in person. Unless a Proxy is revoked, the shares represented thereby will be voted at the Annual Meeting or at any adjournment thereof in the manner hereinafter described.

        The Annual Report of the Corporation for the fiscal year ended September 25, 2004, including financial statements for the fiscal year ended September 25, 2004, is being mailed to stockholders concurrently with this Proxy Statement.

VOTING SECURITIES

        As of the Record Date, the securities outstanding and entitled to vote at the Annual Meeting consist of 8,043,860 shares of Common Stock, par value $1 per share, of the Corporation (the "Common Stock"). Only holders of record at the close of business on November 22, 2004 will be entitled to vote at the meeting. Each stockholder is entitled to one vote, in person or by proxy, for each share held. A majority in interest of all shares of Common Stock issued, outstanding and entitled to vote at the meeting constitutes a quorum for the meeting (4,021,931 shares). Abstentions and broker non-votes shall be counted in determining the number of shares present at the meeting.

        A plurality of votes properly cast for the election of Directors by stockholders attending the meeting in person or by proxy will elect Directors to office. A majority of votes properly cast at the meeting is required for approval of other matters presented at the meeting, unless a larger vote is required by law, or by the Corporation's Articles of Organization, as amended, or By-Laws. Abstentions and broker non-votes will not be counted as votes cast at the meeting.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth, as of November 22, 2004, the ownership of Common Stock of the Corporation by each Director, by each executive officer named in the Summary Compensation Table below (each a "Named Executive Officer"), by all Directors and executive officers of the Corporation as a group, and by any person or group known to the Corporation to be the beneficial owner of more than 5% of the outstanding shares of Common Stock. The number of shares beneficially owned by each person and entity is determined according to the rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares which the individual or entity has the right to acquire within sixty days of November 22, 2004 through the exercise of an option or similar right. Except as noted below, each holder has sole voting and investment power with respect to all shares of Common Stock listed as owned by such person or entity.

Name	Number of Shares Beneficially Owned (1)(2)(3)		% of Shares Outstanding
James F. Conway III	802,725	(4)	9.9%
Kathleen Foley Curley	33,367		0.4%
Richard K. Donahue	66,400		0.8%
Edward J. Hoff	263,143		3.3%
Arnold S. Lerner	46,397	(5)	0.6%
Peter K. Markell	0		0.0%
George Q. Nichols	18,760		0.2%
Ronald L. Skates	14,100	(6)	0.2%
Robert P. Story, Jr.	227,931	(7)	2.8%
W. Nicholas Thorndike	31,500	(8)	0.4%
Susan L. Wagner	0		0.0%
Peter D. Tobin	31,015		0.4%
Peter M. Folger	51,407		0.6%
All Directors and Executive Officers
as a Group (13 persons)	1,586,745		19.1%
T. Rowe Price Associates, Inc.	771,400	(9)	9.6%

(1)
The information concerning the amount of Common Stock of the Corporation beneficially owned by each of the Directors and executive officers was furnished to the Corporation by each such Director or executive officer.

(2)
Includes shares subject to options exercisable within sixty days as follows: Mr. Conway, 46,798; Prof. Curley, 14,967; Mr. Donahue, 25,000; Mr. Hoff, 39,000; Mr. Lerner, 37,225; Mr. Skates, 9,000; Mr. Story, 59,746; Mr. Tobin, 15,675; Mr. Folger, 16,875; and all Directors and executive officers as a group, 264,286. For purposes of calculating the percentage of shares outstanding with respect to each individual and the group, the shares subject to such options have been treated as if they were issued and outstanding only as to such individual or group.

(3)
Includes shares allocated to individual accounts in the Courier Employee Stock Ownership Plan (the "ESOP") as follows: Mr. Conway, 5,863; Mr. Nichols, 6,303; Mr. Story, 4,171; Mr. Tobin, 152; and Mr. Folger, 2,700.

(4)
Includes 362,671 shares owned by the James F. Conway, Jr. Trusts of which Mr. Conway III is a trustee with shared voting and investment power as to these shares. Mr. Conway's address is c/o the Corporation, 15 Wellman Avenue, North Chelmsford, MA 01863.

(5)
Includes 3,375 shares owned by Mr. Lerner's wife, as to which shares Mr. Lerner disclaims beneficial ownership.

(6)
Includes 600 shares owned by family trusts of which Mr. Skates is a trustee with shared voting and investment power as to these shares, but to which he disclaims beneficial ownership. Mr. Skates' children are the beneficiaries of those trusts.

(7)
Includes 2,700 shares owned by Mr. Story's wife, as to which shares Mr. Story disclaims beneficial ownership.

(8)
Includes 3,000 shares owned by family trusts of which Mr. Thorndike is a trustee with shared voting and investment power as to these shares, but to which he disclaims beneficial ownership. Mr. Thorndike's grandchildren are the beneficiaries of that trust.

(9)
Based upon information provided by T. Rowe Price Associates, Inc. ("Price Associates") as of November 22, 2004. The total shares held of 771,400 are owned by various individual and institutional investors, including T. Rowe Price Small-Cap Value Fund, Inc. (which owns 630,000 shares representing 7.8% of the shares outstanding), for which Price Associates serves as investment adviser with power to direct investments and/or power to vote the securities. Price Associates has sole dispositive power for the entire holding of 771,400 shares and has sole voting power for 138,400 shares. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The address for Price Associates is 100 East Pratt Street, Baltimore, MD 21202.

ITEM 1: ELECTION OF DIRECTORS

        Pursuant to the By-Laws, the Corporation's directorships are divided into three classes, consisting of Class A, Class B and Class C Directors. The term of each directorship is three years and the terms of the three classes are staggered in such a manner that only one class is elected in any one year. Four Class A Directors are to be elected at the 2005 Annual Meeting. Each of the four Class A Directors will serve until the 2008 Annual Meeting and until his/her successor shall have been elected and shall have qualified or until his/her earlier death, incapacity, resignation or removal. It is proposed that Proxies not limited to the contrary will be voted to elect Richard K. Donahue, Edward J. Hoff, Robert P. Story, Jr. and Susan L. Wagner as Class A Directors. Messrs. Donahue, Hoff and Story and Ms. Wagner are presently Class A Directors having terms expiring at the 2005 Annual Meeting. If some unexpected occurrence should make necessary, in the judgement of the Board of Directors, the substitution of some other person for any of the nominees, it is the intention of the persons named in the Proxy to vote for the election of such other person as may be designated by the Board of Directors.

        Messrs. Donahue, Hoff and Story were previously elected by the stockholders. Ms. Wagner was elected by the Board of Directors on September 23, 2004, effective as of November 1, 2004.

Nominees for Election as Class A Directors

        Richard K. Donahue—Mr. Donahue, age 77, has been a Director of the Corporation since 1995. He recently retired as Vice Chairman of NIKE, Inc. of Beaverton, Oregon and as a member of the NIKE Board of Directors, having served since 1977. He previously served as President and Chief Operating Officer of NIKE, Inc. from 1990 to 1994. He was a partner in the law firm of Donahue & Donahue Attorneys, P.C. and is presently in private practice. If elected, Mr. Donahue will serve as a Class A Director until the 2008 Annual Meeting.

        Edward J. Hoff—Mr. Hoff, age 49, has been a Director of the Corporation since 1989. He joined IBM as Vice President, Learning in 2001 and serves as a member of the IBM Senior Leadership Team. He was President of Leadership Development Inc., a management development firm, from 1998 to 2001. He had been a Partner at The Center for Executive Development from 1992 to 1998. If elected, Mr. Hoff will serve as a Class A Director until the 2008 Annual Meeting.

        Robert P. Story, Jr.—Mr. Story, age 53, has been a Director of the Corporation since 1995. He is Senior Vice President and Chief Financial Officer of Courier. Mr. Story also has operational responsibility for Courier's publishing and book manufacturing operations. He joined Courier in 1986 as Vice President and Treasurer and was elected Senior Vice President and Chief Financial Officer in April 1989. If elected, Mr. Story will serve as a Class A Director until the 2008 Annual Meeting.

        Susan L. Wagner—Ms. Wagner, age 55, has been a Director of the Corporation since November 1, 2004. She is Vice President of Marketing Research of the Gillette Company, a position she has held since 1996. Prior to that time she was Director of Marketing Research at Gillette from 1989 to 1996. If elected, Ms. Wagner will serve as a Class A Director until the 2008 Annual Meeting.

Directors Continuing in Office

        The following persons are incumbent Directors and have unexpired terms as Class B and Class C Directors as indicated.

        James F. Conway III—Mr. Conway, age 52, has been a Director of the Corporation since 1988. Mr. Conway was elected Chairman of the Corporation on September 22, 1994 and continues as President and Chief Executive Officer. He had been Acting Chairman, President and Chief Executive Officer since December 1992, and President and Chief Operating Officer from 1988 to 1992. He is a

Director of Enterprise Bank and Trust Company. Mr. Conway was previously elected as a Class B Director to serve until the 2006 Annual Meeting.

        Kathleen Foley Curley—Professor Curley, age 53, has been a Director of the Corporation since 1995. She joined Boston University School of Management as a Research Professor in 2002. She had been Senior Vice President and Chief Community Builder at Communispace Corporation from 2000 to 2002 and Executive Director of Lotus Institute since 1999. Prior to her industry positions, she was a tenured Professor at Northeastern University College of Business Administration in Management Information Systems between 1982 and 1997. Professor Curley was previously elected as a Class B Director to serve until the 2006 Annual Meeting.

        W. Nicholas Thorndike—Mr. Thorndike, age 71, has been a Director of the Corporation since 1989. He serves as a Trustee of Northeastern University. He has also served as a Trustee of Massachusetts General Hospital from 1969 to 1999 and now serves as Honorary Trustee, and was the Chairman of the Board from 1987 to 1992 and President from 1992 to 1994. Until December 1988, he was Chairman and Managing Partner of Wellington Management Company. Mr. Thorndike was previously elected as a Class B Director to serve until the 2006 Annual Meeting.

        Arnold S. Lerner—Mr. Lerner, age 74, has been a Director of the Corporation since 1989. He is a Director and Vice Chairman of Enterprise Bank and Trust Company. He is a member of Mount Washington Radio and Gramophone LLC, of Conway, NH and had been a partner in seventeen radio stations. Mr. Lerner was previously elected as a Class C Director to serve until the 2007 Annual Meeting.

        Peter K. Markell—Mr. Markell, age 49, has been a Director of the Corporation since November 1, 2004. He joined Partners HealthCare System, Inc. as Vice President for Finance in 1999. He had previously been a partner at Ernst & Young LLP from 1988 to 1998. Mr. Markell was elected by the Board of Directors on September 23, 2004 (effective as of November 1, 2004) as a Class C Director to serve until the 2007 Annual Meeting.

        George Q. Nichols—Mr. Nichols, age 75, has been a Director of the Corporation since 1995. He is Senior Vice President of Courier and became Chairman of National Publishing Company, a wholly-owned subsidiary of Courier, in 2000. He had previously been President of National Publishing Company since 1976. Mr. Nichols was previously elected as a Class C Director to serve until the 2007 Annual Meeting.

        Ronald L. Skates—Mr. Skates, age 63, has been a Director of the Corporation since March 2003. He is a private investor. He joined Data General Corporation, a computer and storage manufacturing company, in 1986 as senior vice president of finance and administration. He also served as chief financial officer in 1987, was elected a director and executive vice president and chief operating officer in 1988, and in 1989 he was made president and chief executive officer. He remained in those posts until EMC Corp. acquired the company in 1999 when he retired. Mr. Skates began his career at Price Waterhouse as a certified public accountant and was an audit partner for 10 years. He is a director of Cabot Microelectronics, Gilbane Corporation, Raytheon Company and State Street Corporation. Mr. Skates is a trustee of The Massachusetts General Hospital, Massachusetts General Physicians' Organization, Inc. and Peabody Essex Museum. Mr. Skates was previously elected as a Class C Director to serve until the 2007 Annual Meeting.

Board Meetings and Committees

        The Board of Directors of the Corporation held a total of 9 meetings during the fiscal year ended September 25, 2004.

        The Board of Directors has established the following separately-designated standing committees: an Audit and Finance Committee, a Compensation and Management Development Committee and a Nominating and Corporate Governance Committee.

        The Audit and Finance Committee (the "Audit Committee") consists of Messrs. Donahue, Hoff, Lerner, Markell, Skates, and Thorndike, Ms. Wagner and Professor Curley. Mr. Skates serves as Chairperson of the Audit Committee. Mr. Markell and Ms. Wagner did not become members of the Audit Committee until November 1, 2004. The Board of Directors has determined that Mr. Skates meets all of the qualifications of an Audit Committee Financial Expert, as defined in Item 401(h) of Regulation S-K under the Securities Exchange Act of 1934. All the members of the Audit Committee are "independent," as defined in the applicable provisions of Rules 4200(a)(15) and 4350(a)(15) of the National Association of Securities Dealers' Marketplace Rules. The functions of the Audit Committee include appointment and oversight of independent auditors for the Corporation; determination of compensation payable to the independent auditors; consultation with the Corporation's independent auditors regarding the plan of audit; review, in consultation with the independent auditors, of their audit report and management letter and review of reports and recommendations of the Corporation's internal audit department. On September 25, 2003, the Board of Directors and the Audit Committee adopted a revised written charter for the Audit Committee, a copy of which was appended as an exhibit to the Corporation's Proxy Statement for the 2004 Annual Meeting of Stockholders. The Audit Committee has established procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters, which are available to stockholders on the Corporation's web site at www.courier.com. The Audit Committee held five formal meetings during the last fiscal year. A part of each of four of the meetings was held with representatives of the Corporation's independent auditors outside of the presence of management.

        The Compensation and Management Development Committee (the "Compensation Committee") consists of Messrs. Donahue, Hoff, Lerner, Markell, Skates, and Thorndike, Ms. Wagner and Professor Curley, with Mr. Hoff serving as Chairperson of the Committee. Mr. Markell and Ms. Wagner did not become members of the Compensation Committee until November 1, 2004. The Compensation Committee administers the Corporation's executive compensation programs and approves the compensation of executive officers. The Compensation Committee held two formal meetings during the last fiscal year.

        The Nominating and Corporate Goverance Committee (the "Nominating Committee") was established in April 2001 and consists of Messrs. Donahue, Hoff, Lerner, Markell, Skates, and Thorndike, Ms. Wagner and Professor Curley, with Professor Curley serving as Chairperson of the Committee. Mr. Markell and Ms. Wagner did not become members of the Nominating Committee until November 1, 2004.

        On September 23, 2004, the Board of Directors, upon the recommendation of the Nominating Committee, (i) redesignated such committee as the "Nominating and Corporate Governance Committee" and (ii) adopted a "Nominating and Corporate Governance Committee Charter." A copy of the charter is available to stockholders on the Corporation's website at www.courier.com. Although the Marketplace Rules of the National Association of Securities Dealers, Inc., on whose exchange the Corporation's Common Stock is listed, does not impose independence requirements for nominating committee members, all of the members of the Nominating Committee are nonetheless "independent," as defined in the provisions of Rules 4200(a)(15) and 4350 of the National Association of Securities Dealers' Marketplace Rules.

        The Nominating Committee, on behalf of the Board of Directors (the "Board"), is responsible for identifying individuals qualified to become Board members and recommending to the Board Director nominees for election, including nominees to be elected or re-elected as Directors at each annual meeting of stockholders. The Nominating Committee is also authorized to develop and recommend to the Board, at such time or times as the Board deems appropriate or necessary, a set of corporate governance guidelines applicable to Courier and, to the extent such guidelines are established by the Board, to periodically review and monitor performance against such guidelines.

        The Nominating Committee's responsibilities generally require it to review periodically the structure of the Board and its committees, including membership, size, frequency of meetings, director composition, division of directors into classes, succession, retirement and rotation policies, and function of the Board and its committees, and make recommendations to the Board with respect to such matters. The Nominating Committee also recommends to the Board criteria for Board and committee membership, which shall include a description of any specific, minimum qualifications that the Nominating Committee believes must be met by a Nominating Committee-recommended nominee, as well as a description of any specific qualities or skills that the Nominating Committee believes are necessary for one or more of the Corporation's Directors to possess. The Nominating Committee is required to reassess annually the adequacy of such criteria.

        The current criteria for Board membership require that at a minimum, the Nominating Committee be satisfied that each Nominating Committee-recommended nominee shall have the highest personal and professional integrity, shall have demonstrated exceptional ability and judgment, and shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders. In addition to such minimum qualifications for each nominee, the Nominating Committee shall recommend that the Board select persons for nomination to help ensure that (i) a majority of the Board shall be "independent" in accordance with the standards established pursuant to Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers, Inc.; (ii) each of the Audit, Compensation and Nominating Committees shall be comprised entirely of independent directors; and (iii) at least one member of the Audit Committee shall have such experience, education and other qualifications as are necessary to qualify as an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission. Finally, in addition to any other standards the Nominating Committee may deem appropriate from time to time for the overall structure and composition of the Board, the Nominating Committee may consider the following factors when recommending that the Board select persons for nomination: (1) whether the nominee has direct experience in the printing or publishing industry or in the markets in which the Company operates, and (2) whether the nominee, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience.

        The Nominating Committee also establishes policies with regard to the consideration of director candidates recommended by stockholders. The current policy is that the Nominating Committee will review and evaluate the qualifications of any director candidates who have been recommended by stockholders in compliance with the procedures established from time to time by the Nominating Committee and set forth in the Nominating Committee Charter, and conduct inquiries it deems appropriate. The Nominating Committee will consider for nomination any such proposed director candidate who is deemed qualified by the Nominating Committee in light of the minimum qualifications and other criteria for Board membership discussed above.

        The Nominating Committee also establishes from time to time procedures to be followed by stockholders in submitting recommendations for director candidates to the Nominating Committee. The current procedures to be followed by stockholders are set forth below:

  •
  All stockholder recommendations for director candidates must be submitted to the Secretary/Clerk of the Corporation at the Corporation's principal executive offices (15 Wellman Avenue, North Chelmsford, MA 01863—Attn: Secretary/Clerk), who will forward all recommendations to the Nominating Committee.

  •
  All stockholder recommendations for director candidates must be received by the Corporation at its principal executive offices not less than 120 calendar days prior to the first anniversary of the date of the Corporation's proxy statement which was released to stockholders in connection with the previous year's annual meeting.

  •
  All stockholder recommendations for director candidates must include the following information:

  •
  The name and address of record of the stockholder;

  •
  A representation that the stockholder is a record holder of the Company's securities, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934;

  •
  The name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

  •
  A description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time and set forth in the Nominating Committee's Charter;

  •
  A description of all arrangements or understandings between the stockholder and the proposed director candidate;

  •
  The consent of the proposed director candidate (i) to be named in the proxy statement relating to the Corporation's annual meeting of stockholders and (ii) to serve as a director if elected at such annual meeting; and

  •
  Any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

        The current process for identifying and evaluating nominees for the Board is set forth in the Nominating Committee's Charter and includes, among other things, that:

  •
  The Nominating Committee may solicit recommendations from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms, stockholders, or any other source it deems appropriate.

  •
  The Nominating Committee will review and evaluate the qualifications of any such proposed director candidate, and conduct inquiries it deems appropriate.

  •
  The Nominating Committee will evaluate all such proposed director candidates in the same manner, with no regard to the source of the initial recommendation of such proposed director candidate.

  •
  The Nominating Committee will consider for nomination any such proposed director candidate who is deemed qualified by the Nominating Committee in light of the minimum qualifications and other criteria for Board membership approved by the Board from time to time and set forth in the Nominating Committee's Charter.

  •
  In identifying and evaluating proposed director candidates, the Nominating Committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board.

  •
  All director recommendations will be considered in light of the independence requirements set forth in Rule 4350 and 4200(a)(15) of the National Association of Securities Dealers' Marketplace Rules and other relevant provisions.

        Notwithstanding anything contained in the Nominating Committee's Charter to the contrary, nothing contained in such Charter or described above shall be construed to limit or modify the right of stockholders to nominate persons for election to the Board as provided in Article III of the Company's By-laws.

        The Nominating Committee held two formal meetings during the last fiscal year.

        Each Director attended at least 75% of the total number of meetings held by the Board of Directors and any committees on which he or she served during fiscal year 2004.

Contacting Members of the Board of Directors

        The policy of the Board of Directors is that stockholders of the Corporation may contact the Board of Directors, including the Chairman of the Board, the independent Directors as a group, or any individual Director, by writing to the Board of Directors c/o, Courier Corporation, Attention Compliance Officer, 15 Wellman Avenue, North Chelmsford, MA 01863. Such writing must clearly specify the name of the individual Director or group of Directors to whom such writing is addressed.

        If you wish to contact the Audit Committee to report complaints or concerns regarding accounting, internal accounting controls or auditing matters, you may do so by writing to the Compliance Officer, Courier Corporation, 15 Wellman Avenue, North Chelmsford, MA 01863. You are welcome to make such reports anonymously, but we prefer that you identify yourself so that we may contact you for additional information if necessary or appropriate.

        We recommend that all correspondence be sent via certified U.S. mail, return receipt requested. All such correspondence received in this manner will be forwarded to the relevant Director or group of Directors or other addressee.

Directors' Compensation

        In fiscal year 2004, the Corporation paid its non-employee Directors (Messrs. Donahue, Hoff, Lerner, Skates and Thorndike and Prof. Curley) an annual retainer of $20,000 and meeting fees of $1,250 per meeting of the Board of Directors and any committee meetings of the Board of Directors attended. The Corporation paid annual retainer fees to non-employee Directors who serve as Chairperson of committees of the Board of Directors as follows: Compensation Committee, $10,000; Audit Committee, $10,000; and Nominating Committee, $5,000. Non-employee Directors were allowed, at their election, to receive all or one-half of their annual retainer fees for services as Directors and as Chairperson of Committees in the form of stock options pursuant to the Deferred Income Plan discussed below. See Item 3 of this Proxy Statement for a description of the new 2005 Stock Equity Plan for Non-Employee Directors which is being proposed to stockholders. If this plan is approved by stockholders, it will govern equity awards to non-employee Directors going forward.

1989 Deferred Income Stock Option Plan for Non-Employee Directors

        The 1989 Deferred Income Stock Option Plan for Non-Employee Directors (the "Deferred Income Plan") provides for the issuance of stock options for shares of the Corporation's Common Stock to each non-employee Director of the Corporation who elects to receive such options in lieu of 50 percent or 100 percent of each annual retainer receivable by him or her for services as a Director and as a Chairperson of a Committee of the Board of Directors. On November 3, 2004, in connection with its adoption of the new 2005 Stock Equity Plan for Non-Employee Directors which is being proposed to stockholders under Item 3 of this Proxy Statement, the Board of Directors (with the concurrence of the Compensation Committee) voted to discontinue irrevocably any further grants of options under the Deferred Income Plan. The remaining 78,750 shares of Common Stock which otherwise would have been available for grants under the Deferred Income Plan were taken into consideration in establishing the number of shares (150,000) to be made available for grant under the 2005 Stock Equity Plan for Non-Employee Directors.

        Of the six persons currently eligible to participate in the Deferred Income Plan, Messrs. Donahue, Hoff, Lerner, Skates, and Thorndike and Prof. Curley had elected to participate in fiscal 2004. Options for 6,000 shares to each of Messrs. Donahue, Lerner, Skates, and Thorndike and Prof. Curley, and 9,000 shares to Mr. Hoff were granted on October 1, 2003 at an exercise price of $31.45 per share. In addition, Mr. Skates received an option for 1,500 shares on January 2, 2004 at an exercise price of $33.98 for the remaining portion of his Audit Committee Chair fee.

        Options for an aggregate of 24,000 shares were granted on October 1, 2004 at an exercise price of $36.59 per share to Directors who had elected to participate in fiscal 2005. On November 3, 2004, the Board of Directors voted to discontinue any further grants of options under the Deferred Income Plan. The Board also voted to rescind, with the consent of each Director in possession thereof, the portions of each of the October 1, 2004 option grants under the 1989 Plan which remain unexercisable as of December 31, 2004 (18,000 shares in the aggregate were rescinded).

AUDIT COMMITTEE REPORT

        The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Corporation's financial reporting process.

        Management is responsible for the preparation, presentation, and integrity of the Corporation's financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Corporation's independent auditors, Deloitte & Touche LLP, are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

        The Audit Committee has reviewed and discussed the audited financial statements of the Corporation for the fiscal year ended September 25, 2004 with the Corporation's management and has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards Board Standard No. 61 as amended, "Communication with Audit Committees." In addition, Deloitte & Touche LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee has discussed with Deloitte & Touche LLP their independence.

        Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended September 25, 2004, for filing with the Securities and Exchange Commission.

Kathleen Foley Curley	Peter K. Markell
Richard K. Donahue	Ronald L. Skates
Edward J. Hoff	W. Nicholas Thorndike
Arnold S. Lerner	Susan L. Wagner

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Introduction

        The Compensation Committee ("the Committee") is comprised entirely of non-employee, independent members of the Board of Directors. It is the responsibility of the Committee to review the performance and set the compensation of the Chief Executive Officer; and to review and approve all compensation arrangements for executive officers, including cash compensation, stock awards, employment/severance agreements and special benefits, where applicable. Actions by the Committee are periodically reported to and, in appropriate cases, ratified by the Board.

        The Committee approved the Executive Compensation Program in 1994 for all executives. The program was formally reviewed in 1996 by the Committee in consultation with an independent compensation consultant, and the program, as amended, was continued in 2004. At its discretion, the Committee may retain an independent compensation consultant to assist the Corporation in evaluating the Executive Compensation Program to ensure it continues to match directly the strategy and organizational focus that the Corporation has established for achieving competitive success, higher profits and maximizing shareholder returns.

Philosophy

        The Executive Compensation Program is designed to:

  •
  attract and retain high quality management talent and to motivate them to build and sustain value for shareholders,

  •
  provide aggregate compensation opportunities that, when performance goals are achieved, will be comparable to those provided by other companies with revenues and operating characteristics similar to the Corporation, and

  •
  establish for employees in management positions a significant risk/reward compensation structure through incentive pay plans.

Executive Compensation Program

        The executive compensation program consists of four compensation components that together comprise a total compensation amount established for each executive officer. In determining total compensation amounts, the Corporation reviews compensation survey data of other companies of a similar revenue size, in similar markets as the Corporation, and in regional areas in which the Corporation competes for executive talent. There is no special attempt to set total compensation of executive officers to particular levels (e.g., median, salary midpoint, etc.) within the survey data. Since three of the four compensation components in the executive compensation program are variable, total compensation can fluctuate significantly year to year if performance targets are exceeded, achieved, or not attained. However, it is the opinion of the Committee that when performance targets are achieved, total compensation earned by executive officers will reach a level competitive with other executive officers in companies with similar size and characteristics.

        Total compensation is comprised of base salary, an annual cash bonus, a long-term stock incentive, and a long-term performance incentive.

        Base Salary—Base salaries for fiscal 2004 for all executive officers were frozen at their 2003 amounts.

        Annual Cash Bonus—The Committee approves annual cash bonus targets and the performance targets upon which the bonus will be earned by executive officers at the beginning of the fiscal year. At least one-half of the annual cash bonus for all executive officers is based upon the achievement of corporate earnings targets. Some executive officers may also have a portion of their annual cash bonus based upon achievement of individual business unit earnings targets. If the annual cash bonus is based on both corporate and individual business unit earnings, the weighting given to the corporate measure is fifty percent; the weighting given to the individual business unit measure, therefore, is fifty percent. No annual cash bonus is earned unless minimum earnings thresholds are achieved. The maximum that may be earned is two hundred percent of the annual cash bonus target when earnings targets are exceeded by specified amounts.

        In 2004, the seventy-five percent corporate earnings target was achieved. Therefore, all executives earned seventy-five percent of the portion of their annual cash bonus which was based upon the corporate earnings measure. The individual business unit earnings target was achieved at the fifty percent level; therefore, executive officers earned fifty percent of the portion of their annual cash bonus which was based on individual business unit earnings.

        Long-Term Stock Incentive—The Long-Term Stock Incentive represents a value, in terms of compensation, which is earned by executives through a combination of a stock option award, restricted stock grant award, and/or a cash award based upon Total Shareholder Return (TSR). The Committee believes that stock-based awards are a valuable method of tying executives' performance to the creation of shareholder value over the long term since the full benefit of the total compensation package cannot be realized unless an appreciation in the price of Common Stock of the Corporation occurs over a number of years. Stock options for fiscal year 2004 were awarded at the end of fiscal year 2003. The stock option awards, which vest over a three-year period, were granted to executive officers with an option exercise price equal to the fair market value, except with respect to the award granted as incentive stock options to the Chief Executive Officer, those shares were awarded with an exercise price of 110% of the fair market value of the Corporation's Common Stock as of the date of the awards. The Committee believes in encouraging share ownership by executives. Therefore, the number of shares and/or options currently held by executive officers is not a factor in determining individual option awards.

        At the end of fiscal 2004, awards under the Long-Term Stock Incentive were made for the fiscal 2005 year. The Compensation Committee awarded a combination of stock options and restricted stock grant awards to executive officers. One-half of the compensation value to be delivered under the Long-Term Stock Incentive for fiscal 2005 was awarded through the grant of a stock option award to executives at the end of fiscal 2004, with an exercise price equal to the fair market value of the Corporation's Common stock on the date of the award, and which vests in full one year following the date of the grant. The other half of the compensation value to be delivered under the Long-Term Stock Incentive for fiscal 2005 was awarded as a restricted stock grant to executives at the end of fiscal 2004, which vests in full three years following the date of the grant.

        The portion of the executive officers' fiscal 2004 Long-Term Stock Incentive which is comprised of a cash award may be earned over a period of time up to five years based upon the Corporation meeting or exceeding its peer group TSR. A portion of the award may be earned annually based upon achieving an annual TSR measure; and beginning with the third through fifth year, up to the full award may be earned based upon meeting or exceeding its Peer Group cumulative TSR for the corresponding 3 to 5 year period. Awards are paid following the close of the fiscal year in which they are earned. Any unearned portion of the award after five years is forfeited. In 2004, Courier Corporation's three-year cumulative total shareholder return exceeded the three-year cumulative total shareholder return of its peer group; and Courier Corporation's one-year total shareholder return exceeded the one-year total shareholder return of its peer group. Award payouts were made following the close of fiscal 2004.

        Long-Term Performance Incentive—The Long-Term Performance Incentive is earned by executive officers based upon the Corporation achieving specific return on asset (ROA) targets each year within a three-year performance period. Amounts earned under the plan are not paid until the end of the three-year performance period. The ROA target for fiscal 2004 was not achieved.

Chief Executive Officer Pay

        At the beginning of the fiscal year the Committee set Mr. Conway's total compensation for 2004. Compensation survey data of Chief Executive Officers of companies of similar revenue size and in similar markets as the Corporation were used as a guide for determining Mr. Conway's 2004 total compensation.

        Mr. Conway's 2004 total compensation is comprised of a base salary, the annual cash bonus, the Long-Term Stock Incentive, and the Long-Term Performance Incentive. Mr. Conway did not receive a salary increase for fiscal 2004. Mr. Conway's annual cash bonus was based solely upon achieving corporate earnings targets. Since the seventy-five percent corporate earnings target was achieved, Mr. Conway earned seventy-five percent of his 2004 bonus target. Mr. Conway's 2004 Long-Term Stock Incentive was comprised of a stock option award which was granted to Mr. Conway at the end of fiscal year 2003, and a cash award based upon Total Shareholder Return (TSR). The stock option award vests over a three-year period. With respect to the stock option award granted as an incentive stock option, those shares were granted at an option price equal to 110% of the fair market value of the Corporation's Common Stock as of the date of the award. With respect to the stock option award granted as a non-qualified option, those shares were granted at an exercise price equal to the fair market value of the Corporation's Common Stock as of the date of the award. Since the Long-Term Stock Incentive is a component of the total compensation established for Mr. Conway by the Committee, a recognized stock option pricing model was used to determine the number of option shares that corresponded to a specific amount of compensation. The number of option shares awarded was not based on the number of shares currently held by Mr. Conway.

        At the end of fiscal 2004, Mr. Conway was granted a stock option award and a restricted stock grant award under the Long-Term Stock Incentive for the fiscal 2005 year. One-half of the compensation value to be delivered to Mr. Conway under the Long-Term Stock Incentive for fiscal 2005 was awarded through the grant of a non-qualified stock option award at the end of fiscal 2004, with an exercise price equal to the fair market value of the Corporation's Common stock on the date of the award, and which vests in full one year following the date of the grant. The other half of the compensation value to be delivered to Mr. Conway under the Long-Term Stock Incentive for fiscal 2005 was awarded as a restricted stock grant at the end of fiscal 2004, which vests in full three years following the date of the grant.

        In 2004, Mr. Conway earned the remaining fifty percent of his award potential under the fiscal 2002 Long-Term Stock Incentive (the other fifty percent of the fiscal 2002 award having been earned and paid out in 2002 and 2003) because Courier Corporation's three-year cumulative total shareholder return exceeded the three-year cumulative total shareholder return of its peer group in fiscal 2004. Mr. Conway earned twenty-five percent of the fiscal 2003 and fiscal 2004 Long-Term Stock Incentive cash awards because Courier Corporation's one-year total shareholder return exceeded the one-year total shareholder return of its peer group in fiscal 2004. These Long-Term Stock Incentive cash awards were made following the close of fiscal 2004.

        Mr. Conway earned a portion of the fiscal 2002 Long-Term Performance Incentive. Twenty-five percent of the award had been earned for 2002 and twenty-five percent had been earned for 2003, as described above, by achieving specific return on assets targets in fiscal 2002 and fiscal 2003. Fifty percent of the award was not earned for fiscal 2004 because the ROA target in fiscal 2004 was not achieved. Payout of the amounts earned for 2002 and 2003 under the 2002 Long-Term Performance Incentive was made following the close of fiscal 2004.

Tax Law Changes

        In 1993, the tax laws were amended to limit the deduction a publicly-held company is allowed for compensation paid in 1994 and thereafter to the chief executive officer and to the four most highly compensated executive officers other than the chief executive officer. Generally, amounts paid in excess of $1 million to a covered executive, other than performance-based compensation, cannot be deducted. In this regard, the Committee must determine whether any actions with respect to this limit should be taken by the Corporation. At this time, it is not anticipated that any executive officer of the Corporation will receive any such compensation in excess of this limit during 2004. At the recommendation of the Committee, the Board of Directors voted on November 27, 1995 to amend the 1993 Stock Incentive Plan to comply with Section 162(m) of the Internal Revenue Code. The Committee will continue to monitor this situation and will take additional actions if it is warranted in the future.

Closing

        The Committee believes that the executive compensation program implemented for 2004 successfully tied executive compensation to the achievement of significant corporate earnings, attainment of strategic goals, and increased shareholder value.

Kathleen Foley Curley	Peter K. Markell
Richard K. Donahue	Ronald L. Skates
Edward J. Hoff	W. Nicholas Thorndike
Arnold S. Lerner	Susan L. Wagner

EXECUTIVE COMPENSATION

Summary Compensation Information

        The following table (the "Summary Compensation Table") sets forth information concerning compensation paid for the last three fiscal years to the Corporation's Chief Executive Officer and to each of its four other most highly compensated executive officers serving at the end of the fiscal year ended September 25, 2004 (collectively, the "Named Executive Officers") whose total annual salary and bonus exceeded $100,000.

SUMMARY COMPENSATION TABLE

Long-term Compensation
	Annual Compensation				Awards		Payouts
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation ($)	Restricted Stock Awards ($)(1)	Securities Underlying Options/ SARs(#)	LTIP Payouts ($)	All Other Compensation ($)(2)
J. F. Conway III Chairman, President and Chief Executive Officer	2004 2003 2002	385,000 385,000 360,000	202,500 345,000 300,000	5,641 6,625 0	58,762 0 0	5,173 16,200 19,725	121,096 174,477 164,370	104,013 58,942 47,405
G. Q. Nichols Corporate Senior Vice President and Chairman of National Publishing Company	2004 2003 2002	330,000 330,000 300,000	221,250 390,000 337,500	1,483 915 0	0 0 0	0 0 0	8,149 4,075 33,075	73,674 61,963 54,852
R. P. Story, Jr. Senior Vice President and Chief Financial Officer	2004 2003 2002	300,000 300,000 280,000	176,250 300,000 277,500	50,396 42,167 26,288	50,938 0 0	4,484 13,800 14,475	82,964 127,909 124,429	78,311 49,108 39,328
P. D. Tobin Corporate Vice President and Exec. Vice President of National Publishing Company	2004 2003 2002	200,000 200,000 169,423	90,625 180,000 173,750	13,412 1,620 0	17,645 0 0	1,552 4,500 4,500	16,112 22,583 20,125	18,441 15,697 11,915
P. M. Folger Vice President and Controller	2004 2003 2002	175,000 175,000 150,000	52,500 82,500 85,000	11,586 8,343 0	10,962 0 0	966 2,250 2,250	13,112 21,833 20,287	17,386 16,591 13,312

(1)
The number and value of the aggregate restricted stock holdings at the end of fiscal 2004 are as follows: Mr. Conway, 1,442 shares at a value of $59,439; Mr. Story, 5,750 shares at a value of $237,015; Mr. Tobin, 3,808 shares at a value of $156,966; and Mr. Folger, 2,519 shares at a value of $103,833. A holder of Restricted Stock has all the rights of a stockholder of the Corporation, including the right to vote the shares and the right to receive any cash dividends.

(2)
Includes profit sharing contributions made during fiscal 2004 by the Corporation to individual accounts in the Profit Sharing and Savings Plan ("PSSP") as follows: Mr. Conway, $14,000; Mr. Nichols, $17,000; Mr. Story, $14,000; Mr. Tobin, $15,000; and Mr. Folger, $14,000. Also includes matching contributions by the Corporation to individual 401(k) accounts in the PSSP in fiscal year 2004 as follows: Mr. Conway, $3,000; Mr. Nichols, $2,856; Mr. Story, $2,712; Mr. Tobin, $2,769; and Mr. Folger, $2,798. Also includes the value of premiums paid on behalf of the Executive for group term life insurance in fiscal 2004 as follows: Mr. Conway, $1,294; Mr. Nichols, $1,109; Mr. Story, $1,008; Mr. Tobin, $672; and Mr. Folger, $588. Also includes amounts credited under the Courier Corporation Deferred Compensation Program in fiscal 2004 as follows: Mr. Conway, $51,206; Mr. Nichols, $46,947; and Mr. Story, $38,471. Also includes the value of above-market interest credited on amounts under the Courier Corporation Deferred Compensation Plan in fiscal 2004 as follows: Mr. Conway, $34,513; Mr. Nichols, $5,762; and Mr. Story, $22,120.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table shows the individual grants of stock options under the Courier Corporation 1993 Stock Incentive Plan (the "1993 Stock Incentive Plan") to each of the Named Executive Officers during the fiscal year ended September 25, 2004.

	Individual Grants
					Grant Date Value
	Number of Shares Underlying Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Year
Name			Exercise or Base Price ($/Sh)(2)	Expiration Date	Grant Date Present Value ($)(3)
J. F. Conway III	5,173	20.1%	40.75	9/23/11	75,403
G. Q. Nichols	—	—	—	—	—
R. P. Story, Jr.	4,484	17.4%	40.75	9/23/11	65,360
P. D. Tobin	1,552	6.0%	40.75	9/23/11	22,622
P. M. Folger	966	3.7%	40.75	9/23/11	14,081

(1)
The options awarded to Messrs. Conway, Story, Tobin and Folger vest one year from date of grant. Options granted are not assignable, except by the laws of descent and distribution or by will. The 1993 Stock Incentive Plan provides that the Board of Directors will determine the effect that the death of an option holder or the termination of his employment will have upon the exercisability of the option. Option vesting may be accelerated in the event of change in control of the Corporation.

(2)
The exercise prices of the options awarded to Messrs. Conway, Story, Tobin and Folger are the fair market values of the Common Stock on the date of grant.

(3)
The option values presented are based on the Black-Scholes option pricing model adapted for use in valuing stock options. The Black-Scholes model relies on several key assumptions to estimate the present value of options, including the volatility of and dividend yield on the security underlying the option, a risk-free rate of return on the date of grant, and the term and exercise price of the option. In calculating the grant date present values set forth in the table, a factor of 29.61% has been assigned to the volatility of the Common Stock, based on the average weekly stock price for the three years preceding the date of grant; the yield on the Common Stock has been set at 0.85%, based upon the annual dividend rate in effect on the date of grant; the risk-free interest rate has been fixed at 3.8% for the period of seven years, the rate for a U.S. Treasury Note, with terms comparable to the option terms, on the date of grant as reported in the Federal Reserve Statistical Release, and the exercise of the options has been assumed to occur at the end of the actual option term of seven years. There is no assurance that these assumptions will prove to be true in the future. Consequently, the grant date present values set forth in the table are only theoretical values and may not accurately determine present value. The actual value, if any, that may be realized by each individual will depend on the market price of Common Stock on the date of exercise.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

        The following table shows each stock option exercised during the fiscal year ended September 25, 2004 by each of the Named Executive Officers and the year-end value of unexercised options on an aggregated basis.

			Number of Shares Underlying Unexercised Options at Fiscal Year End (#)
					Value of Unexercised In-the-Money Options at Fiscal Year End($)(1)
Name	Shares Acquired On Exercise(#)	Value Realized($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
J. F. Conway III	13,499	361,368	35,724	32,371	766,172	350,520
G. Q. Nichols	3,000	91,920	0	1,500	0	40,260
R. P. Story, Jr.	10,125	330,176	51,172	26,584	1,343,739	308,293
P. D. Tobin	0	0	13,050	8,677	327,191	97,434
P. M. Folger	3,375	114,210	14,625	6,591	392,625	80,532

(1)
The dollar values are calculated by determining the difference between the fair market value of the underlying Common Stock and the exercise price of the options at exercise or fiscal year end, as the case may be.

LONG-TERM INCENTIVE PLANS—AWARDS IN FISCAL YEAR 2004

        The following table describes long-term incentives awarded during the fiscal year ended September 25, 2004 under the Corporation's Long-Term Incentive Plan to the Named Executive Officers. Awards are payable in cash only.

		Estimated Future Payouts Under Non-Stock Price Based Plans
	Performance Or Other Period Until Maturation or Payout
Name		Threshold ($)	Target ($)	Maximum ($)
J. F. Conway III	2005-2007	0	135,000	135,000
G. Q. Nichols	2005-2007	0	0	0
R. P. Story, Jr.	2005-2007	0	120,000	120,000
P. D. Tobin	2005-2007	0	44,000	44,000
P. M. Folger	2005-2007	0	25,000	25,000

        Two long-term incentive plans are provided, one with a three-year performance period and based upon achievement of a specific return on asset target for such period (the "ROA Plan"), and one with up to a five-year performance period and based upon achievement of specific total shareholder return compared to the Corporation's peer group.

        In December 2004, the Compensation Committee amended the ROA Plan so as to provide for the full target amount to be paid at the end of the three-year performance period based on the achievement of an average return on assets for such period. The amendment eliminated from the ROA Plan the provision permitting participants to earn portions of such awards on an annual basis. The amendment did not affect the previously established target amounts for such awards. The target awards for 2003 - 2005 awarded in fiscal 2002 to Messrs. Conway, Story, Tobin and Folger were $125,000, $110,000, $40,000 and $25,000, respectively and the awards for 2004 - 2006 awarded in fiscal 2003 to Messrs. Conway, Story, Tobin and Folger were $130,000, $115,000, $42,000 and $25,000, respectively. Mr. Nichols did not receive awards based on return on assets for these periods. In addition, in 2003 Mr. Conway received a $32,150 award based upon achievement of specific total shareholder return compared to the Corporation's peer group. In fiscal 2004, Mr. Conway earned 25% of this award (such amount is included in the "Summary Compensation Table" above). The remainder may be earned over the period fiscal 2005 - 2008.

Senior Executive Severance Program

        Messrs. Conway, Nichols, Story, and Folger are parties to agreements pursuant to the Corporation's Senior Executive Severance Program (the "Severance Program") entered into by Messrs. Conway, Nichols and Story in October 1988, and by Mr. Folger in January 1999. In accordance with the Severance Program, if a "change in control" of the Corporation, as defined in the Severance Program, occurs while one of these individuals is an employee of the Corporation, and his employment is subsequently terminated for reasons other than death, disability, retirement or termination for cause, he shall be entitled to a severance payment and continuation of participation for up to 36 months in certain medical, group life and similar benefit plans of the Corporation. In addition, in the event of a change in control each such individual shall receive a severance payment and benefits if he terminates his employment for "good reason," defined in the Severance Program to include changes in his duties or titles inconsistent with his duties or titles prior to the change in control, reduction within a twelve-month period in his base salary or failure to increase his base salary by at least the average percentage increase for all officers of the Corporation, or reductions or termination of incentive or benefit plans or programs in which he participated prior to the change in control. The severance payment, which is due in a lump sum, is an amount equal to a multiple of 1 to 2.5 times the individual's average annual salary and bonus paid during the five calendar years preceding the change in control. The multiple is based upon years of service with the Corporation; provided that a minimum multiple of 2.0 is prescribed for the Chairman of the Board of Directors, the Chief Executive Officer, the President and the Chief Operating Officer prior to the change in control. The multiple presently applicable to Mr. Nichols is 2.5, and to Messrs. Conway, Story and Folger is 2.

Other Retirement Benefits

        In June 1992, the Board of Directors approved, and on November 7, 1996 amended, a Supplemental Retirement Benefit Agreement with Mr. Nichols, providing for a supplemental annual benefit payable after his retirement (his "Benefit"). Mr. Nichols' Benefit will be paid as a single life annuity in monthly installments from the date of Mr. Nichols' retirement until his death. On November 9, 2000, the Board of Directors voted to increase the annual amount of the benefit to $70,000 upon retirement at or over his current age of 75. Mr. Nichols may elect to have the Benefit paid in a different form of annuity having an equivalent actuarial value. In the event that Mr. Nichols dies before he retires and is survived by his spouse, a monthly benefit will be paid to his spouse for her life in an amount equal to the Benefit she would have received upon Mr. Nichols' death had he retired on the day preceding his death. If Mr. Nichols has not selected an alternative form of annuity before his death, the spousal benefit will be determined as if he had selected a joint and 100% survivor annuity. In the event of a "change in control" of the Corporation (as defined in the Supplemental Retirement Benefit Agreement) during Mr. Nichols' employment or the payment period of the Benefit, the "commuted value" of the Benefit will be paid to Mr. Nichols within 60 days after the change in control. The commuted value of the Benefit is the present value of the Benefit remaining to be paid at the time of the change in control, assuming that Mr. Nichols will survive for a period equal to his life expectancy, and applying a rate of interest equal to the Internal Revenue Service applicable federal rate for that period.

Employment Agreements

        The Corporation has an employment agreement with Mr. Nichols effective as of March 3, 1993. Mr. Nichols became Chairman of National Publishing Company in 2000, having served as President since 1976. Mr. Nichols currently works full time. The employment agreement provides that Mr. Nichols may elect part-time employment at a reduced level of compensation with current benefits remaining unchanged. The Corporation may not terminate Mr. Nichols' employment other than for cause.

FIVE YEAR STOCK PERFORMANCE GRAPH

        The graph below compares the Corporation's cumulative total stockholder return on its Common Stock with the cumulative total return on the Standard & Poor's 500 stock index (the "S&P 500 Index"), and a peer group of companies selected by the Corporation for purposes of the comparison and described more fully below (the "Peer Group"). This graph assumes the investment of $100 on October 1, 1999 in each of Courier Common Stock, the S&P 500 Index, and the Peer Group Common Stock, and reinvestment of quarterly dividends at the monthly closing stock prices. The returns of each company have been weighted annually for their respective stock market capitalizations in computing the S&P 500 and Peer Group indices.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
Courier Corporation, S&P 500 Index, and Peer Group

	9/99	9/00	9/01	9/02	9/03	9/04
Courier Corporation	100.00	123.17	140.23	248.72	336.39	418.99
S&P 500	100.00	113.28	83.13	66.10	82.22	93.63
Peer Group	100.00	105.72	107.86	132.25	146.87	166.96

        The Peer Group is made up of the following companies: Banta Corporation; Bowne & Co.; Cadmus Communications Corporation; Ennis Business Forms, Inc.; The Standard Register Company; Thomas Nelson, Inc.; and John Wiley & Sons. Inc. New England Business Services, Inc. was acquired by another company in 2004 and is now excluded from the above Peer Group.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Based on a review of the reports of changes in beneficial ownership of the Corporation's Common Stock and written representations furnished to the Corporation, the Corporation believes that its executive officers, Directors and beneficial owners of more than ten percent of the Corporation's Common Stock filed on a timely basis the reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended September 25, 2004, with the following exceptions: Peter M. Folger who filed one Form 4 late with regards to a gift of stock in May 2003; James F. Conway III who filed one Form 5 late with regards to a gift of stock in December 2001 and Kathleen Foley Curley who filed one Form 4 late with regards to an option exercise in January 2004.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee consists of Messrs. Donahue, Hoff, Lerner, Markell, Skates and Thorndike and Ms. Wagner and Prof. Curley. Mr. Conway is a Director of Enterprise Bank and Trust Company ("Enterprise") in Lowell, MA and a member of the Enterprise compensation committee. Mr. Lerner is a Director and Vice Chairman of the Board of Directors of Enterprise and a member of its compensation committee. However, Mr. Lerner is not employed as an "executive officer" of Enterprise and is "independent" as defined in the applicable provisions of Rule 4200(a)(15) of the National Association of Securities Dealers' Marketplace Rules.

ITEM 2: APPROVAL OF
AMENDED AND RESTATED 1993 STOCK INCENTIVE PLAN

        The Board of Directors unanimously approved an amendment and restatement (the "Amendment") to the Corporation's 1993 Stock Incentive Plan (the "1993 Plan"), subject to stockholder approval, which increases the aggregate number of shares of Common Stock of the Corporation available for grants of options and other rights under the 1993 Plan by 150,000 from 1,226,250 to 1,376,250, subject to adjustment for stock splits, stock dividends and similar events. Based solely upon the closing price of our Common Stock as reported on Nasdaq National Markets on November 22, 2004, the maximum aggregate market value of the newly reserved shares added to the 1993 Plan would be $7,456,500. The shares issued by the Corporation under the 1993 Plan may be authorized but unissued shares, which include shares reacquired by the Corporation from time to time. To the extent that awards under the 1993 Plan do not vest or otherwise revert to the Corporation under certain circumstances, the shares of Common Stock represented by such awards may be the subject of subsequent awards under the 1993 Plan.

        The Amendment also removes the cap on grants of restricted stock and permits the Compensation Committee (the "Committee") to grant both restricted stock and restricted stock units and unrestricted stock to key employees. The restricted stock units are shares of phantom stock which will ultimately be payable in the form of shares. Both restricted stock and restricted stock units will be subject to minimum vesting of three years in the case of time-based vesting and minimum vesting of one year in the case of performance-based vesting. Grants of unrestricted stock will be made solely to key employees in recognition of long service to the Corporation. In no event will any participant be awarded a grant of unrestricted stock in excess of 500 shares. A summary of the principal features of the 1993 Plan and the modifications made by the Amendment is set forth below.

Reasons for Board Recommendation

        The Board of Directors believes that compensation arrangements of key employees should match directly the strategy and organizational focus that the Corporation has established for achieving competitive success and higher profits, and for maximizing stockholder returns. Our executive compensation program is designed to achieve the following goals: (i) attracting and retaining high quality management talent and motivating them to build and sustain value for stockholders; (ii) providing aggregate compensation opportunities that, when performance goals are achieved, will be comparable to those provided by other companies with operating revenues and operating characteristics similar to the Corporation; and (iii) establishing for employees in management positions a significant risk/reward compensation structure through incentive pay plans. Since there are currently only 89,606 shares available for award under the 1993 Plan, the Board of Directors believes that the addition of 150,000 shares available for grant under the 1993 Plan, which represents approximately 1.86% of the current number of outstanding shares of Common Stock, is necessary for the Corporation to continue to attract and retain the highly-qualified officers and employees necessary for its future growth. The Board of Directors also believes that with the anticipated new accounting rules for stock-based compensation, the Committee may choose to reduce stock option awards and increase the use of equity awards in the form of restricted stock or restricted stock units and therefore has amended the 1993 Plan to remove the 20% cap for grants of restricted stock previously contained in the 1993 Plan.

Vote Required

        The Amendment to the 1993 Plan must be approved by the stockholders under the rules of NASDAQ. The affirmative vote of the holders of a majority of all of the votes cast on the matter is required for the Amendment to be so approved.

        The Board of Directors recommends that the Amendment to the 1993 Stock Incentive Plan be approved, and therefore recommends a vote FOR this proposal. Proxies solicited by the Board of Directors will be so voted in the absence of a direction to the contrary.

Description of the 1993 Plan and Amendment

        The following description of certain features of the 1993 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 1993 Plan that is attached hereto as Exhibit A.

        Number of Shares Covered.    Currently the total number of shares of Common Stock with respect to which grants may be made under the 1993 Plan may not exceed in the aggregate 1,226,250. The Amendment increases the reserved shares by 150,000. The reserved shares may consist of shares of authorized but unissued Common Stock, including shares of authorized and issued Common Stock reacquired by the Corporation. Shares of Common Stock underlying awards that are forfeited, cancelled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Corporation prior to vesting, satisfied without the issuance of Common Stock or otherwise terminated (other than by exercise), may again be subject to an award under the 1993 Plan.

        1993 Plan Administration.    The 1993 Plan provides for administration by the Committee. Each member of the Committee is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and a non-employee director within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. The Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 1993 Plan. The Committee may not reprice outstanding options, other than to appropriately reflect changes in the capital structure of the Corporation.

        Eligibility and Limitations on Grants.    All officers and employees of the Corporation and its subsidiaries are eligible to participate in the 1993 Plan, subject to the discretion of the Committee. The number of employees potentially eligible to participate in the 1993 Plan is approximately 30 persons.

        The maximum award of stock options granted to any one individual will not exceed 25,000 shares of Common Stock (subject to adjustment for stock splits, stock dividends and similar events) for any calendar year period, and the maximum award of incentive stock options granted under the Plan after November 3, 2004 will not exceed 150,000 shares of Common Stock (subject to adjustment for stock splits, stock dividends and similar events).

        Stock Options.    Options granted under the 1993 Plan may be either incentive stock options (within the meaning of Section 422 of the Code) or non-qualified stock options. Options granted under the 1993 Plan will be non-qualified options if they (i) fail to qualify as incentive options, (ii) are granted to a person not eligible to receive incentive options under the Code, or (iii) otherwise so provide.

        Other Option Terms.    The Committee has authority to determine the terms of options granted under the 1993 Plan. Options are granted with an exercise price that is not less than the fair market value of the shares of Common Stock on the date of the option grant.

        The term of each option will be fixed by the Committee and may not exceed ten years from the date of grant. The Committee will determine at what time or times each option may be exercised and, subject to the provisions of the 1993 Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. No option granted under the 1993 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee's lifetime only by the optionee, or by the optionee's legal representative or guardian in the case of the optionee's incapacity.

        Options granted under the 1993 Plan may be exercised for cash or by transfer to the Corporation (either actually or by attestation) of shares of Common Stock that have been held by the optionee for at least six months or were purchased on the open market, and that have a fair market value equivalent to the option exercise price of the shares being purchased. Subject to applicable law, options granted under the 1993 Plan also may be exercised by compliance with certain provisions pursuant to which a securities broker delivers the purchase price for the shares to the Corporation.

        To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

        Restricted Stock Awards.    The Committee may grant shares of Common Stock to any participant subject to such conditions and restrictions as the Committee may determine. These conditions and restrictions may include the achievement of pre-established performance goals and/or continued employment with the Corporation through a specified vesting period. The vesting period shall be determined by the Committee. However, in the event these awards have a performance-based goal, the restriction period will be at least one year, and in the event these awards have a time-based restriction, the restriction period will be at least three years. If the applicable performance goals and other restrictions are not attained, the participant will forfeit his award of restricted stock.

        Unlike holders of options, a holder of restricted stock has the right of a stockholder of the Corporation to vote and to receive payment of dividends, unless the Committee determines otherwise. Prior to the Amendment, the Committee could not grant more than 20% of the shares reserved under the 1993 Plan in the form of restricted stock.

        Restricted Stock Units.    The Committee may award restricted stock units to participants. The units are ultimately payable in the form of shares of Common Stock and will be subject to such conditions and restrictions as the Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Corporation through a specified vesting period. However, in the event these awards have a performance-based goal, the restriction period will be at least one year, and in the event these awards have a time-based restriction, the restriction period will be at least three years. A holder of restricted stock units does not have the right to vote as a stockholder of the Corporation, but the Committee may provide that the holder may receive cash compensation from time to time in an amount equivalent to the dividends that would have been paid if the units were actually shares of outstanding Common Stock.

        Unrestricted Stock.    The Committee may award shares of unrestricted stock to key employees in recognition of their long service to the Corporation. In no event will any participant be awarded a grant of unrestricted stock in excess of 500 shares.

        Special Bonus Awards.    The Committee may award in connection with a grant of non-qualified option ("NSO") or a grant of restricted stock or unrestricted stock a cash bonus in an amount not to exceed the lesser of (i) the combined federal, state and local income tax liability incurred by the participant by reason of the exercise of the NSO or grant or vesting of the restricted stock or unrestricted stock, or (ii) 30% of the imputed income realized by the participant on account of such exercise, grant or vesting. Such bonuses may be awarded simultaneously with a related NSO or restricted stock or unrestricted stock grant, or awarded separately with respect to an NSO granted, or restricted stock or unrestricted stock awarded, on an earlier date.

        Tax Withholding.    Participants under the 1993 Plan are responsible for the payment of any federal, state or local taxes that we are required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the Committee, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing the Corporation to withhold shares of Common Stock to be issued pursuant to an option exercise or other award, or by transferring to the Corporation shares of Common Stock having a value equal to the amount of such taxes.

        Adjustments for Stock Dividends, Mergers, etc.    The 1993 Plan authorizes the Committee to make appropriate adjustments to the number of shares of Common Stock that are subject to the 1993 Plan and to any outstanding stock options and restricted stock units to reflect stock dividends, stock splits and similar events. In the event of certain transactions, such as a merger, consolidation, dissolution or liquidation of the Corporation, all stock options may automatically become fully exercisable and the restrictions and conditions on all other stock-based awards may automatically be deemed waived. The 1993 Plan and all awards will terminate unless the parties to the transaction, in their discretion, provide for appropriate substitutions or adjustments of outstanding stock options or other awards.

        Amendments and Termination.    The Board of Directors may at any time amend or discontinue the 1993 Plan and the Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect the rights under any outstanding awards without the holder's consent. Any amendments that materially change the terms of the 1993 Plan, including any amendments that increase the number of shares reserved for issuance under the 1993 Plan, change the class of individuals eligible to receive awards, reduce the exercise price of any option, extend the latest date upon which any incentive stock option may be exercised, expand the type of awards available, or materially extend the term of the 1993 Plan, or materially change the method of determining fair market value, will be subject to approval by the stockholders. No grants may be made under the 1993 Plan after November 2, 2014.

Awards

        Awards for fiscal 2005 were granted on September 23, 2004 and are listed for the Named Executive Officers in the Summary Compensation Table. No awards have been made under the 1993 Plan which are contingent on stockholder approval of the additional shares.

Equity Compensation Plan Information

        The following table gives information as of September 25, 2004 about the shares of Common Stock that may be issued upon the exercise of options under the Corporation's 1993 Stock Incentive Plan, the 1989 Deferred Income Stock Option Plan (the "Deferred Income Plan") and the Employee Stock Purchase Plan. The table does not include any shares for which stockholder approval is being sought at the annual meeting.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))(2)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	543,033	$21.42	262,387
Equity compensation plans not approved by security holders	—	—	—

Total	543,033	$21.42	262,387

(1)
Represents 416,841 outstanding options under the 1993 Stock Incentive Plan and 126,192 outstanding options under the Deferred Income Plan.

(2)
Includes 89,606 shares available for future issuance under the 1993 Stock Incentive Plan and 94,031 shares available for future issuance under the Employee Stock Purchase Plan and 78,750 shares remaining under the Deferred Income Plan. However, it should be noted that the Board of Directors voted on November 3, 2004 to discontinue grants under the Deferred Income Plan.

ITEM 3: APPROVAL OF 2005 STOCK EQUITY PLAN
FOR NON-EMPLOYEE DIRECTORS

        On November 3, 2004, in connection with its determination to discontinue irrevocably any further grants under the 1989 Deferred Income Stock Option Plan (the "Deferred Income Plan") (please see "1989 Deferred Income Stock Option Plan for Non-Employee Directors," above), the Board of Directors unanimously adopted the 2005 Stock Equity Plan for Non-employee Directors (the "2005 Plan"), subject to stockholder approval. Subject to adjustment for stock splits, stock dividends and similar events, 150,000 shares of Common Stock are reserved for issuance under the 2005 Plan. Based solely upon the closing price of our Common Stock as reported on Nasdaq National Markets on November 22, 2004, the maximum aggregate market value of the shares reserved in the 2005 Plan would be $7,456,500.

Reasons for Board Recommendation

        The Board of Directors believes that non-employee Directors should have an equity stake in the Corporation. Under the Corporation's Deferred Income Plan, Directors could elect to receive their annual retainer in discounted options. In light of the anticipated new accounting rules for stock-based compensation and the new deferred compensation rules contained in the American Jobs Creation Act of 2004, discounted options are not viable any more. Therefore, the Board of Directors has voted to discontinue irrevocably future option grants under the Deferred Income Plan and to rescind, with the consent of each holder thereof, the portion of each of the October 2004 option grants under the Deferred Income Plan which remains unexercisable as of December 31, 2004. The 2005 Plan provides additional flexibility and also furthers the goal of increasing equity ownership by our non-employee Directors, with an appropriate mix of stock, stock units and stock options.

Vote Required

        The 2005 Plan must be approved by the stockholders under the rules of NASDAQ. The affirmative vote of the holders of a majority of all of the votes cast on the matter is required for the 2005 Plan to be so approved.

        The Board of Directors recommends that the 2005 Stock Equity Plan for Non-employee Directors be approved, and therefore recommends a vote FOR this proposal. Proxies solicited by the Board of Directors will be so voted in the absence of a direction to the contrary.

Description of the 2005 Plan

        The following description of certain features of the 2005 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2005 Plan that is attached hereto as Exhibit B.

        Number of Shares Covered.    The total number of shares of Common Stock with respect to which grants may be made under the 2005 Plan may not exceed in the aggregate 150,000, subject to adjustments for stock splits, stock dividends and other similar events. In determining the number of shares of Common Stock which will be made available under the 2005 Plan, the Board of Directors took into consideration the fact that there still remained 78,750 shares available for grant under the Deferred Income Plan and that the Board had voted to discontinue irrevocably any future grants under the Deferred Income Plan.

        In the event that any awards granted under the 2005 Plan are surrendered to the Corporation or terminate, lapse, or expire for any reason without having been exercised in full, the shares underlying such awards shall be available for issuance pursuant to the 2005 Plan.

        2005 Plan Administration.    The 2005 Plan provides for administration by the Board of Directors. The Board of Directors has the discretion to determine the number of shares (not to exceed 4,000) underlying options to be granted to non-employee Directors annually, beginning in 2006.

        Eligibility.    Only non-employee Directors are eligible to receive grants under the 2005 Plan. There are currently eight non-employee Directors who are eligible to participate in the 2005 Plan.

        Election.    Each non-employee Director may make an election to receive stock units or actual shares of Common Stock in lieu of fifty percent (50%) or one hundred percent (100%) of his or her annual retainer. If the election is made, the annual retainer is converted to stock units or actual shares of Common Stock based on the fair market value of the Common Stock on the date of each annual meeting of stockholders, beginning with the 2005 annual meeting. If a non-employee Director is elected or appointed other than on the date of the annual meeting of stockholders, the conversion of cash retainer to stock units or actual shares of Common Stock will be based on the fair market value of the Common Stock on the effective date of his or her election or appointment. If a Director elects stock units, he or she will not receive actual shares of Common Stock until he or she steps off the Board. As a holder of stock units, he or she will not have the right to vote as a stockholder of the Corporation, but he or she will receive cash compensation from time to time in an amount equivalent to the dividends that would have been paid if the units were actually shares of outstanding Common Stock.

        Stock Options.    In addition to his or her entitlement to elect to receive stock units or actual shares of Common Stock as described above, each non-employee Director who is serving as Director immediately after the 2005 annual meeting of stockholders will automatically be granted an option to purchase 3,000 shares of Common Stock at fair market value on the date of grant. Going forward, an annual option grant at fair market value will be made to each non-employee Director on the date of each annual meeting. Beginning in 2006, the number of shares of Common Stock underlying each option grant will be determined by the Board of Directors, but will not exceed 4,000 shares per participating non-employee director. If a non-employee Director is elected or appointed other than on the date of the annual meeting of stockholders, the number of shares underlying the option granted to the newly elected or appointed Director will be pro-rated to reflect partial year service.

        The exercise price of each option granted under the 2005 Plan is the fair market value of the Common Stock on the date of grant. Each option is immediately exercisable and has a term of five years, subject to earlier termination in the event of death or early cessation of services.

        Adjustments for Stock Dividends, Mergers, etc.    The 2005 Plan authorizes the Board of Directors to make appropriate adjustments to the number of shares of Common Stock that are subject to the 2005 Plan and to any outstanding stock options and stock units to reflect stock dividends, stock splits and similar events. In the event of certain transactions, the 2005 Plan and all awards will terminate unless the parties to the transaction, in their discretion, provide for appropriate substitutions or adjustments of outstanding stock options and units.

        Amendments and Termination.    The Board of Directors may at any time amend or discontinue the 2005 Plan and amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect the rights under any outstanding awards without the holder's consent. Any amendments that materially change the terms of the 2005 Plan, including any amendments that increase the number of shares reserved for issuance under the 2005 Plan, change the class of individuals eligible to receive awards, reduce the exercise price of any option, extend the latest date upon which any stock option may be exercised, expand the type of awards available, or materially extend the term of the 2005 Plan, or materially change the method of determining fair market value, will be subject to approval by the stockholders. No grants may be made under the 2005 Plan after January 19, 2015.

New Plan Benefits Table

Courier Corporation
2005 Stock Equity Plan For Non-Employee Directors

	Units/Shares(1)	Stock Options(2)
Non-Employee Director Group (8 in total)	3,700	24,000

(1)
The annual retainer is $185,000 in total (including Chair fees) for all non-employee Directors. The table assumes that every non-employee Director elected to receive 100% of his or her annual retainer in units or shares and that conversion will be based on an assumed stock price of $50.00 per share.

(2)
Each non-employee director will receive an option to acquire 3,000 shares of Common Stock on January 20, 2005. The exercise price will be the closing price on January 20, 2005. Option grants in future years may differ but will not exceed 4,000 shares per non-employee Director per year.

Tax Aspects under the U.S. Internal Revenue Code

        The following is a summary of the principal federal income tax consequences of transactions under the 1993 Plan and the 2005 Plan. It does not describe all federal tax consequences under the 1993 Plan and the 2005 Plan, nor does it describe state or local tax consequences.

        Incentive Options.    No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for the Corporation for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee. Under current law, an optionee will not have any additional FICA (Social Security) taxes upon exercise of an incentive option.

        If shares of Common Stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Common Stock) over the option price thereof, and (ii) the Corporation will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of Common Stock.

        If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

        Non-Qualified Options.    With respect to non-qualified options under the 1993 Plan, no income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and the Corporation receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to FICA taxes on the excess of the fair market value over the exercise price of the option.

        Parachute Payments.    The vesting of any portion of any option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Corporation, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

        Limitation on the Corporation's Deductions.    As a result of Section 162(m) of the Code, the Corporation's deduction for certain awards under the 1993 Plan may be limited to the extent that one of the top five corporate executives receives compensation in excess of $1,000,000 in such taxable year of the Corporation (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code).

ITEM 4: RATIFICATION AND APPROVAL OF SELECTION OF INDEPENDENT AUDITORS

        The Audit Committee has selected the firm of Deloitte & Touche LLP to be the Corporation's independent auditors for the fiscal year ending September 24, 2005. The firm became independent auditors for the Corporation in 1996.

        Although the Corporation is not required to submit the ratification and approval of the selection of its independent auditors to a vote of stockholders, the Board of Directors and the Audit Committee believe it is sound policy and in the best interests of the stockholders to do so. In the event a majority of the votes cast are against the selection of Deloitte & Touche LLP, the Audit Committee will consider the vote and the reasons therefore in its future selection of independent auditors.

        Representatives of Deloitte & Touche LLP will be present at the meeting and will have an opportunity to make a statement if they desire to do so. They will be available to respond to appropriate questions.

        The Board of Directors recommends that the selection of Deloitte & Touche LLP as independent auditors for the Corporation be ratified and approved, and therefore recommends a vote FOR this proposal.

FEES PAID TO DELOITTE & TOUCHE LLP

Audit Fees

        Total aggregate fees billed by Deloitte & Touche LLP for professional services in connection with the audit and review of the Corporation's Consolidated Financial Statements, and consultation regarding financial accounting and reporting standards were $290,000 and $260,000 in fiscal years 2004 and 2003, respectively.

Audit-Related Fees

        The aggregate fees billed for assurance and related services, including employee benefit plan audits, rendered by Deloitte & Touche LLP were $44,000 and $28,000 in fiscal years 2004 and 2003, respectively.

Tax Fees

        The aggregate fees billed for services rendered by Deloitte & Touche LLP tax personnel, except those services specifically related to the audit of the financial statements, were $55,000 and $43,000 in fiscal years 2004 and 2003, respectively. Such services include tax planning, tax return reviews, and tax compliance.

All Other Fees

        Except as reported above, no other fees were billed by Deloitte & Touche LLP in fiscal years 2004 and 2003.

        The Audit Committee has advised the Corporation that in its opinion the non-audit services rendered by Deloitte & Touche LLP are compatible with maintaining the independence of the auditor.

        In April 2003, the Audit Committee established a policy to pre-approve all audit and non-audit services proposed to be provided by our independent auditor prior to management engaging the auditor for that purpose. Consideration and approval of such services generally occur at the Committee's regularly scheduled quarterly meetings. In situations where it is impractical to wait until the next regularly scheduled quarterly meeting, the Committee may delegate, to one or more of its members, authority to approve audit and non-audit services. Fees payable to the independent auditor for any specific non-audit service approved pursuant to the above-described delegation of authority requires the reporting of any such approvals to the full Committee at its next regularly scheduled meeting.

        In accordance with its pre-approval policy, the Audit Committee has pre-approved all services in fiscal 2004 and all services in fiscal 2003 after April 2003. For fiscal 2003, the Audit Committee pre-approved 96% of the audit fees and 62% of the non-audit fees with the remaining amounts having been ratified by the Audit Committee.

CODE OF ETHICS

        On November 4, 2003, the Board of Directors adopted The Courier Corporation Business Conduct Guidelines for all its directors, officers and employees. The Business Conduct Policy has been posted on the Company's website at www.courier.com.

MISCELLANEOUS

Stockholder Proposals

        The Corporation expects to hold its 2006 Annual Meeting on January 19, 2006. Eligible stockholders may present proposals for inclusion in the Corporation's 2006 Annual Meeting Proxy Statement, provided the proposals comply with applicable Securities and Exchange Commission regulations and are received by the Corporation no later than August 9, 2005. Any proposal intended to be included in the Corporation's 2006 Annual Proxy Statement should be sent to the Corporation at 15 Wellman Avenue, North Chelmsford, Massachusetts 01863, Attention: Robert P. Story, Jr., Senior Vice President and Chief Financial Officer.

        Stockholders who want to present business for action at the 2006 Annual Meeting, other than proposals included in the 2006 Annual Proxy Statement, must follow the procedures described in the Corporation's By-laws. The By-laws provide that stockholder proposals or nominations for director may be made only by a stockholder of record who is entitled to vote at the meeting and has given the Corporation advance notice of the proposed business or nomination. For the 2006 Annual Meeting, the Corporation must receive the stockholder's notice between September 15, 2005, and October 15, 2005. If there is a special meeting, or if the 2006 Annual Meeting is called for a date prior to December 14, 2005 or after March 13, 2006, the Corporation must receive the stockholder's notice not earlier than the close of business on the 120th day prior to the special meeting or the 2006 Annual Meeting, as the case may be, and not later than the close of business on the later of (1) the 90th day prior to the special meeting or the 2006 Annual Meeting, as the case may be, or (2) the 10th day following the day on which the public announcement of the date of the special meeting or the 2006 Annual Meeting is first made. The proposal must also comply with the other requirements contained in the Corporation's By-laws, including supporting documentation and other information. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to Securities and Exchange Commission ("SEC") rules governing the exercise of this authority.

Householding

        The rules of the SEC allow for "householding," which is the delivery of a single copy of an annual report and proxy statement to any address shared by two or more stockholders. Duplicate mailings can be eliminated by allowing stockholders to consent to such elimination, or through implied consent if (1) it is believed that the stockholders are members of the same family, (2) the stockholders are notified that householding is to be used and (3) the stockholders do not request continuation of duplicate mailings. If you own shares of Common Stock in your own name as a holder of record, householding will not apply to your shares. If your shares of Common Stock are held in street name, depending upon the practices of your broker, bank or other nominee, you may need to contact them directly to discontinue duplicate mailings to your address. If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee.

        If you wish to request extra copies free of charge of an annual report or proxy statement, please send your request to Courier Corporation, 15 Wellman Avenue, North Chelmsford, Massachusetts 01863, Attention: Secretary/Clerk; call us with your request at (978) 251-6136; or visit our website at www.courier.com.

Voting of Proxies

        The persons named in the enclosed Proxy will vote as directed in the Proxy and, in the absence of such direction, will vote in favor of the actions specified in Items 1, 2, 3 and 4 of the Proxy. The shares will be voted on such other matters as may properly come before the meeting in accordance with the best judgement of the Proxy holder including voting for election of a Director in place of any person named above who may not be available for election. The Board of Directors of the Corporation is not aware of any other matters that may come before the meeting.

                      By order of the Board of Directors,

                      F. BEIRNE LOVELY, JR.,
                       Secretary and Clerk

15 Wellman Avenue
North Chelmsford, Massachusetts 01863
December 9, 2004

         IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, IT WOULD BE APPRECIATED IF YOU WOULD FILL IN AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Exhibit A

COURIER CORPORATION

AMENDED AND RESTATED 1993 STOCK INCENTIVE PLAN
AS MOST RECENTLY AMENDED

(and after adjusting the number of shares referred to herein by taking into effect the
3-for-2 stock splits effected during 1998, 2001 and 2003)

1.
PURPOSE

        The purpose of this Amended and Restated 1993 Stock Incentive Plan (the "Plan") is to encourage key employees of Courier Corporation (the "Company") and its Subsidiaries (as hereinafter defined) to continue their association with the Company, by providing favorable opportunities for them to participate in the ownership of the Company and in its future growth through the granting of stock, stock options and other rights to compensation in amounts determined by the value of the Company's stock (the "Awards"). The term "Subsidiary" as used in the Plan means a corporation of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent (50%) or more of the total combined voting power of all classes of stock.

2.
ADMINISTRATION OF THE PLAN

        The Plan shall be administered by the Compensation and Management Development Committee (the "Committee") composed of at least three members of the Board of Directors of the Company (the "Board"), and may include those members serving at any time and from time to time as the Committee; provided, however, that each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder, and a "non-employee director" within the meaning of Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor definition under said Rule. In the event that a vacancy occurs on account of the resignation of a member or the removal of a member by vote of the Board, a successor member shall be appointed by vote of the Board.

        As to all key employees who are officers of the Company or a Subsidiary within the meaning of Section 16(b) of the Exchange Act, the Committee shall from time to time determine to whom options or other rights shall be granted under the Plan, whether options ("Options") granted shall be incentive stock options ("ISOs") or non-qualified stock options ("NSOs"), the terms of the Options or other Awards, and the number of shares which may be granted under Options. The Committee shall report to the Board the names of individuals to whom Awards are to be granted, the number of shares covered and the terms and conditions of each grant. As to other persons, the determinations described in this paragraph may be made by the Committee or by the Board, as the Board shall direct in its discretion, and references in the Plan to the Committee shall be understood to refer to the Board in any such case.

        The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. The Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. All questions of interpretation and application of such rules and regulations of the Plan and of Awards granted thereunder shall be subject to the determination of the Committee, which shall be final and binding. The Plan shall be administered in such a manner as to permit those

i

Options granted hereunder and specially designated under Section 5 to qualify as ISOs as described in Section 422 of the Code.

3.
STOCK SUBJECT TO THE PLAN

        The total number of shares of stock which may be subject to Awards under the Plan was initially 130,000 shares and was increased (i) in 1996 by 100,000 shares (the "1996 Newly Available Shares"), (ii) in 1998 by 115,000 shares by virtue of a 3-for-2 stock split effected by a 50% stock dividend (the "1998 Newly Available Split Shares"), (iii) in 1999 by 100,000 shares (the "1999 Newly Available Shares"), (iv) in 2001 by 100,000 shares (the "2001 Newly Available Shares"), (v) subsequently in 2001 by 272,500 shares by virtue of a 3-for-2 stock split effected by a 50% stock dividend (the "2001 Newly Available Split Shares"), (vi) in 2003 by 408,750 shares by virtue of a 3-for-2 stock split effected by a 50% stock dividend (the "2003 Newly Available Split Shares"), and (vii) in 2004 by 150,000 shares to an aggregate of 1,376,250 shares of the Company's Common Stock, $1.00 par value per share (the "Common Stock"), from either authorized but unissued shares or treasury shares. For purposes of this limitation, shares of Common Stock underlying any Awards that are forfeited, cancelled, held back upon exercise of an Option or settlement of other Awards to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Common Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Common Stock available for issuance under the Plan. Additionally, no more than 25,000 shares of Common Stock may be granted to any one individual pursuant to Options in any calendar year and from and after November 3, 2004, no more than 150,000 shares of Common Stock may be issued in the form of ISOs. The foregoing number of shares and limitations shall be subject to adjustment in accordance with the provisions of Section 12.

4.
ELIGIBILITY

        The individuals who shall be eligible for grant of Awards under the Plan shall be key employees who render services of special importance to the management, operation, or development of the Company or a Subsidiary, and who have contributed or may be expected to contribute materially to the success of the Company or a Subsidiary. The term "Participant," as used in the Plan, refers to any employee to whom an Award has been granted.

5.
TERMS AND CONDITIONS OF OPTIONS

        Every Option shall be evidenced by a written Stock Option Agreement in such form as the Committee shall approve from time to time, specifying the number of shares of Common Stock that may be purchased pursuant to the Option, the time or times at which the Option shall become exercisable in whole or in part, whether the Option is intended to be an ISO or an NSO, and such other terms and conditions as the Committee shall approve, and containing or incorporating by reference the following terms and conditions:

        (a)    Duration.    The duration of each Option shall be as specified by the Committee in its discretion; provided, however, that no ISO shall expire later than ten (10) years from its date of grant, and no ISO granted to an employee who owns (directly or under the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary shall expire later than five (5) years from its date of grant.

        (b)    Exercise Price.    The exercise price of each Option shall be at least one hundred percent (100%) of the fair market value of the shares on the date on which the Committee awards the Option, which shall be considered the date of grant of the Option for purposes of fixing the price; provided that the price with respect to an ISO granted to an employee who at the time of grant owns (directly or under the attribution rules of Section 424(d) of the Code) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or of any Subsidiary shall be at least one hundred ten percent (110%) of the fair market value of the shares on the date of grant of the ISO. For purposes of the Plan, except as may be otherwise explicitly provided in the Plan or in any Stock Option Agreement, Restricted Stock Agreement, Restricted Stock Unit Agreement or similar document, the "fair market value" of a share of Common Stock at any particular date shall be determined according to the following rules: (i) if the Common Stock is at the time listed on any stock exchange or Nasdaq system, then the fair market value shall be the closing price of the Common Stock on the date in question; or (ii) if the Common Stock is not at the time listed on a stock exchange or Nasdaq system, the fair market value shall be determined in good faith by the Board, which may take into consideration (1) the price paid for the Common Stock in the most recent trade of a substantial number of shares known to the Board to have occurred at arm's length between willing and knowledgeable investors, or (2) an appraisal by an independent party, or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect.

        (c)    Method of Exercise.    To the extent that it has become exercisable under the terms of the Stock Option Agreement, an Option may be exercised from time to time by written notice to the Secretary, Assistant Secretary or Chief Financial Officer of the Company stating the number of shares with respect to which the Option is being exercised and accompanied by payment of the exercise price in cash or check payable to the Company.

        Alternatively, payment of the exercise price may be made, in whole or in part, by the delivery (or attestation to the ownership) of shares of Common Stock owned by the Participant for at least six months or purchased by the Participant on the open market. If payment is made in whole or in part in shares of Common Stock, then the Participant shall deliver to the Company certificates registered in his name representing a number of shares of Common Stock legally and beneficially owned by him, fully vested and free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery that is not greater than the exercise price, such certificates to be duly endorsed, or accompanied by stock powers duly endorsed, by the record holder of the shares represented by such certificates. In the event a Participant chooses to pay the exercise price by previously-owned shares of Common Stock through the attestation method, the number of shares of Common Stock transferred to the Participant upon the exercise of the Option shall be net of the shares attested to. If the exercise price exceeds the fair market value of the shares for which certificates are delivered, the Participant shall also deliver cash or a check payable to the order of the Company in an amount equal to the amount of that excess.

        Options may be exercised by means of a "cashless exercise" procedure in which a broker (i) transmits the option price to the Company in cash or acceptable cash equivalents, either (1) against the Participant's notice of exercise and the Company's confirmation that it will deliver to the broker stock certificates issued in the name of the broker for at least that number of shares having fair market value equal to the option price, or (2) as the proceeds of a margin loan to the Participant; or (ii) agrees to pay the option price to the Company in cash or acceptable cash equivalents upon the broker's receipt from the Company of stock certificates issued in the name of the broker for at least that number of shares having fair market value equal to the option price. The Participant's written notice of exercise of an Option pursuant to a "cashless exercise" procedure must include the name and address of the broker involved, a clear description of the procedure, and such other information or undertaking by the broker as the Committee shall reasonably require.

        At the time specified in a Participant's notice of exercise, which shall not be earlier than the fifteenth (15th) day after the date of the notice except as may be mutually agreed, the Company shall, without issue or transfer tax to the Participant, deliver to him at the main office of the Company, or such other place as shall be mutually acceptable, a certificate for the shares as to which his Option is exercised. If the Participant fails to pay for or to accept delivery of all or any part of the number of shares specified in his notice upon tender of delivery thereof, his right to exercise the Option with respect to those shares shall be terminated, unless the Company otherwise agrees.

        (d)    Nonassignability of Options.    No Option shall be assignable or transferable by the Participant except by will or by the laws of descent and distribution. During the life of a Participant, the Option shall be exercisable only by the Participant.

        (e)    Notice of ISO Stock Disposition.    The Participant must notify the Company promptly in the event that the Participant sells, transfers, exchanges or otherwise disposes of any shares of Common Stock issued upon exercise of an ISO, before the later of (i) the second anniversary of the date of grant of the ISO, and (ii) the first anniversary of the date the shares were issued upon the Participant's exercise of the ISO.

        (f)    Effect of Cessation of Employment.    The Committee shall determine in its discretion and specify in each Stock Option Agreement the effect, if any, of the termination of the Participant's employment upon the exercisability of the Option.

        (g)    No Rights as Stockholder.    A Participant shall have no rights as a stockholder with respect to any shares covered by an Option until the date of issuance of the shares to the Participant, either electronically or by means of a stock certificate. No adjustment shall be made for dividends or other rights for which the record date is earlier than the date the certificate is issued, other than as required or permitted pursuant to Section 12.

6.
RESTRICTED STOCK

        The Committee may grant or award shares of Restricted Stock to Participants, subject to such terms or conditions as it shall determine and specify in a Restricted Stock Agreement. In the event that any such Restricted Stock shall have a performance-based goal, the restriction period with respect to such shares shall not be less than one year, and in the event any such Restricted Stock shall have a time-based restriction, the restriction period with respect to such shares shall not be less than three years.

        A holder of Restricted Stock shall have all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends, unless the Committee shall otherwise determine. Certificates representing Restricted Stock shall be imprinted with a legend to the effect that the shares represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the Restricted Stock Agreement, and, if the Committee so determines the Participant may be required to deposit the certificates with the Company, together with a stock power or other instrument or transfer appropriately endorsed in blank. Restricted Stock may also be issued in book entry form with a similar legend.

7.
RESTRICTED STOCK UNITS

        The Committee may grant or award Restricted Stock Units to Participants, subject to such terms or conditions as it shall determine and specify in a Restricted Stock Unit Agreement. In the event that any such Restricted Stock Unit shall have a performance-based goal, the restriction period with respect to such shares shall not be less than one year, and in the event any such Restricted Stock Unit shall have a time-based restriction, the restriction period with respect to such shares shall not be less than three years. At the end of the deferral period, which may either be specified by the Committee in the Restricted Unit Agreement or elected by the Participant in advance under such terms or conditions specified by the Committee, the Restricted Stock Units shall be issued to the Participant in the form of shares of Common Stock on a one-to-one basis.

        During the deferral period prior to actual issuance of Common Stock, a holder of Restricted Stock Units shall have no rights as a stockholder of the Company; provided, however, that the Committee may provide in the Restricted Stock Unit Agreement that the holder shall receive cash compensation from time to time in an amount equivalent to the dividends that would have been paid with respect to his Restricted Stock Units if such Units were actually shares of outstanding Common Stock.

        Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

8.
UNRESTRICTED STOCK

        In its discretion, the Committee may grant shares of Common Stock not subject to any risk of forfeiture ("Unrestricted Stock") to Participants in recognition of long service to the Company. Each such Award shall not be in excess of 500 shares.

9.
SPECIAL BONUS GRANTS

        In its discretion, the Committee may grant in connection with any NSO or grant of Restricted Stock or Unrestricted Stock a special bonus in an amount not to exceed the lesser of (i) the combined federal, state and local income tax liability incurred by the Participant as a consequence of his acquisition of Common Stock pursuant to the exercise of the NSO or the grant or vesting of the Restricted Stock or Unrestricted Stock, or (ii) thirty percent (30%) of the imputed income realized by the Participant on account of such exercise, grant or vesting. Any such special bonus shall be payable solely to federal, state and local taxing authorities for the benefit of the Participant at such time or times as withholding payments of income tax may be required. In the event that an NSO with respect to which a special bonus has been granted becomes exercisable by the personal representative of the estate of the Participant, or that Restricted Stock with respect to which a special bonus has been granted shall vest after the death of a Participant, the bonus shall be payable to or for the benefit of the estate in the same manner and to the same extent as it would have been payable for the benefit of the Participant had he survived to the date of exercise or vesting. A special bonus may be granted simultaneously with a related NSO or Restricted Stock or Unrestricted Stock grant or separately with respect to an outstanding NSO or Restricted Stock or Unrestricted Stock granted at an earlier date.

10.
METHOD OF GRANTING AWARDS

        The grant of Awards shall be made by action of the Committee at a meeting at which a quorum of its members is present, or by unanimous written consent of all its members; provided, however, that if an individual to whom a grant has been made fails to execute and deliver to the Committee a Stock Option Agreement, Restricted Stock Agreement or Restricted Stock Unit Agreement within ten (10) days after it is submitted to him, the Awards granted under the Agreement shall be voidable by the Company at its election, without further notice to the Participant.

11.
REQUIREMENTS OF LAW

        The Company shall not be required to transfer any Common Stock or to sell or issue any shares upon the exercise of any Option if the issuance of such shares will result in a violation by the Participant or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended (the "Securities Act"), upon the transfer of Common Stock or the exercise of any Option the Company shall not be required to issue shares unless the Board has received evidence satisfactory to it to the effect that the holder of the Award will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Board shall be conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the transfer of Common Stock or the exercise of an Option to comply with any law or regulations of any governmental authority, including without limitation, the Securities Act or applicable state securities laws.

v

12.
CHANGES IN CAPITAL STRUCTURE

        In the event that the outstanding shares of Common Stock are hereafter changed for a different number or kind of shares or other securities of the Company, by reason of a reorganization, recapitalization, exchange of shares, stock split, combination of shares or dividend payable in shares or other securities, a corresponding adjustment shall be made by the Committee in the number and kind of shares or other securities covered by outstanding Awards, and for which Awards may be granted under the Plan. Any such adjustment in outstanding Awards shall be made without change in the total price applicable to the unexercised portion of the Option, but the price per share, if any, specified in each Stock Option Agreement, Restricted Stock Agreement or Restricted Stock Unit Agreement shall be correspondingly adjusted; provided, however, that no adjustment shall be made with respect to an ISO that would constitute a modification as defined in Section 424 of the Code. Any such adjustment made by the Committee shall be conclusive and binding upon all affected persons, including the Company and all Participants.

        If while unexercised Options remain outstanding under the Plan the Company merges or consolidates with one or more corporations (whether or not the Company is the surviving corporation), or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets to another entity, then, except as otherwise specifically provided to the contrary in a Participant's Stock Option Agreement, the Committee, in its discretion, shall amend the terms of all outstanding Options so that either:

    (i)
    after the effective date of such merger, consolidation or sale, as the case may be, each Participant shall be entitled, upon exercise of an Option, to receive in lieu of shares of Common Stock the number and class of shares of such stock or other securities to which he would have been entitled pursuant to the terms of the merger, consolidation or sale if he had been the holder of record of the number of shares of Common Stock as to which the Option is being exercised, or shall be entitled to receive from the successor entity a new stock option of comparable value, or

    (ii)
    all outstanding Options shall be canceled as of the effective date of any such merger, consolidation, liquidation or sale, provided that each Participant shall have the right to exercise his Option according to its terms during the period of twenty (20) days ending on the day preceding the effective date of such merger, consolidation, liquidation or sale; and in addition to the foregoing, the Committee may in its discretion amend the terms of an Option by canceling some or all of the restrictions on its exercise, to permit its exercise pursuant to this paragraph (ii) to a greater extent than that permitted on its existing terms.

        All adjustments to ISOs or assumptions of ISOs by any successor corporation shall preserve their status as ISOs.

        After the effective date of such merger, consolidation or sale, as the case may be, all Restricted Stock Units shall be converted to Restricted Stock Units of the successor entity with comparable value, unless such Units are distributed to the Participants in the form of shares of Common Stock immediately preceding the effective date of such merger, consolidation or sale.

        Except as expressly provided to the contrary in this Section 12, the issuance by the Company of shares of stock of any class for cash or property or for services, either upon direct sale or upon the exercise of rights or warrants, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect the number, class or price of shares of Common Stock then subject to outstanding Options.

13.
MISCELLANEOUS

        (a)    Nonassignability of Awards.    No Awards shall be assignable or transferable by the Participant except by will or the laws of descent and distribution. During the life of the Participant, Awards shall be exercisable only by the Participant.

        (b)    No Guarantee of Employment.    Neither the Plan nor any Award Agreement shall give an employee the right to continue in the employment of the Company or a Subsidiary, or give the Company or a Subsidiary the right to require an employee to continue in employment.

        (c)    Tax Withholding.    To the extent required by law, the Company shall withhold or cause to be withheld income and other taxes with respect to any income recognized by a Participant by reason of the exercise or vesting of an Award, and as a condition to the receipt of any Award the Participant shall agree that if the amount payable to him by the Company and any Subsidiary in the ordinary course is insufficient to pay such taxes, then he shall upon the request of the Company pay to the Company an amount sufficient to satisfy its minimum tax withholding obligations.

        Without limiting the foregoing, the Committee may in its discretion permit any Participant's minimum withholding obligation to be paid in whole or in part in the form of shares of Common Stock, by withholding from the shares to be issued or by accepting delivery from the Participant of shares already owned by him. The fair market value of the shares for such purposes shall be determined as set forth in Section 5(b). If payment of withholding taxes is made in whole or in part in shares of Common Stock, the Participant shall deliver to the Company certificates registered in his name representing shares of Common Stock legally and beneficially owned by him, fully vested and free of all liens, claims and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the shares represented by such certificates.

        (d)    Use of Proceeds.    The proceeds from the sale of shares pursuant to Options shall constitute general funds of the Company.

14.
EFFECTIVE DATE, DURATION, AMENDMENT AND TERMINATION OF PLAN

        The Plan was originally effective as of December 9, 1992 and was last amended by the Board on November 3, 2004. The Committee may grant Awards under the Plan from time to time until the close of business on November 2, 2014. The Board may at any time amend the Plan, provided, however, that without approval of the Company's stockholders there shall be no: (i) increase in the total number of shares of Common Stock reserved for issuance under the Plan, except by operation of the provisions of Section 12; (ii) change in the class of individuals eligible to receive Awards; (iii) reduction in the exercise price of any ISO or NSO; (iv) extension of the latest date upon which any ISO may be exercised; (v) material increase of the obligations of the Company or rights of any Participant under the Plan or any Awards granted pursuant to the Plan; (vi) expansion of the types of Awards available under the Plan; (vii) material change in the method of determining fair market value; or (viii) material extension of the term of the Plan. No amendment shall adversely affect outstanding Awards without the consent of the Participant. The Plan may be terminated at any time by action of the Board, but any such termination will not terminate Awards then outstanding, without the consent of the Participant.

Exhibit B

COURIER CORPORATION
2005 STOCK EQUITY PLAN
FOR NON-EMPLOYEE DIRECTORS

1.
Adoption and Purpose of the Plan.

        Effective November 3, 2004, the board of directors (the "Board of Directors") of Courier Corporation (the "Company") adopts this 2005 Stock Equity Plan for Non-employee Directors (the "Plan"). The Plan is intended to advance the interests of the Company by providing to each of the Directors of the Company who is not also an officer or an employee of the Company or a Subsidiary added incentive to continue in service of the Company, and a more direct interest in its future success, by granting to such Directors options ("Options," and each individually an "Option") to purchase shares of the Company's Common Stock; par value $1.00 per share (the "Stock"), subject to the terms and conditions of the Plan as well as the right to receive Director Compensation in the form of shares of Stock or phantom stock units ("Stock Units"). The Options granted hereunder shall be options that are not qualified under Section 422 of the Internal Revenue Code.

2.
Definitions.

        2.1.  "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Options, Stock grants and Stock Units.

        2.2.  "Director Compensation" means the annual retainer fees paid to an individual for services rendered as a Director of the Company and as a Chairman of any committee of the Board of Directors, but shall not include the fees paid for attendance at meetings of the Board of Directors or any committee thereof.

        2.3.  "Fair Market Value" of a share of Common Stock at any particular date shall be determined according to the following rules: (a) if the Common Stock is at the time listed on any stock exchange or Nasdaq system, then the fair market value shall be the closing price of the Common Stock on the date in question; or (b) if the Common Stock is not at the time listed on a stock exchange or Nasdaq system, the fair market value shall be determined in good faith by the Board of Directors, which may take into consideration (i) the price paid for the Common Stock in the most recent trade of a substantial number of shares known to the Board of Directors to have occurred at arm's length between willing and knowledgeable investors, or (ii) an appraisal by an independent party, or (iii) any other method of valuation undertaken in good faith by the Board of Directors, or some or all of the above as the Board of Directors shall in its discretion elect.

        2.4.  "Non-employee Director" means an individual who (a) is now or hereafter becomes a member of the Board of Directors by virtue of an election by the stockholders of the Company or election or appointment by the Board of Directors, and (b) is neither an employee nor an officer of the Company.

        2.5.  "Participant" means a person to whom an Award has been granted under the Plan.

        2.6.  "Stock Units" means phantom stock units which will be issued in shares of Stock, on a one-to-one basis, upon the end of the deferral period.

        2.7.  "Subsidiary" means a corporation, partnership or other entity whose controlling stock or other ownership interest is owned directly or indirectly by the Company.

3.
Effectiveness.

        The Plan will become effective as of the date of the annual stockholders' meeting held in January 2005, subject to the conditions stated in the following sentence. The Plan and each Award granted or to be granted hereunder shall be of no force and effect unless and until the Plan is approved by the affirmative votes of the holders of a majority of the shares of Stock present or represented and entitled to vote at the January 2005 meeting of stockholders.

4.
Stock Subject to the Plan.

        Subject to adjustment as provided in this Section 4, the total number of shares of Stock for which Awards may be granted shall not exceed 150,000 shares in the aggregate. Such shares will be authorized and unissued shares of Stock. In the event that any Awards granted under the Plan shall be surrendered to the Company or shall terminate, lapse or expire for any reason without having been exercised in full, the shares underlying such Awards shall be available again for issuance pursuant to the Plan.

        In the event that the outstanding shares of the Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares, or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in stock, corresponding adjustments (as determined by the Board of Directors in its sole discretion to be appropriate) shall be made in the number and kind of shares underlying outstanding Options or Stock Units as well as the number of shares for which future Options may be granted. Such adjustments in outstanding Options shall be made without a change in the aggregate total option price of Options then outstanding and unexercised, but with a corresponding adjustment in the option price per share.

5.
Administration of the Plan.

        The Plan shall be administered by the Board of Directors. The Board of Directors shall appoint a person (the "Plan Administrator") to keep records of all Elections (as defined herein).

        The Board of Directors shall have no authority, discretion or power to select the participants who will receive Awards, to set the number of shares to be covered by each Award, or to set the exercise price or the period within which Options may be exercised, or to alter any other terms or conditions specified herein, except in the sense of administering the Plan subject to the express provisions of the Plan and except in accordance with Sections 7(b) and 9. Subject to the foregoing limitations, the Board of Directors may (a) construe the respective Award agreements and the Plan and make all other determinations necessary or advisable for administering the Plan, (b) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award agreement in the manner and to the extent it shall deem expedient to carry it into effect and (c) constitute and appoint a person or persons selected by it to execute and deliver in the name and on behalf of the Company all such agreements, instruments and other documents.

6.
Eligibility and Election.

          (a)   Election. Each Non-employee Director may make an election (an "Election"), in accordance with the terms of this Section 6, either (i) to receive Stock Units in lieu of fifty percent (50%) or one hundred percent (100%) of all Director Compensation to be paid to such Director, or (ii) to receive shares of Stock in lieu of fifty percent (50%) or one hundred percent (100%) of all Director Compensation to be paid to such Director. If no Election is made, the Director Compensation shall be paid in cash. If an Election is made, the annual Director Compensation shall be converted to Stock Units or shares of Stock based on the Fair Market Value of the Stock on the date of each annual meeting of stockholders, beginning with the 2005 annual meeting of stockholders. Elections shall be made in writing and delivered to the Plan Administrator no later than December 31 of the year immediately prior to the date of the annual meeting of stockholders. In the event an individual becomes elected or appointed a Non-employee Director on a date other than on the date of the annual meeting of stockholders, he may make his Election within 30 days of his initial election or appointment. Any conversion of Director Compensation to

  Stock Units or shares of Stock shall be based on the Fair Market Value of the Stock on the date such individual is elected or appointed a Non-employee Director.

        The amount of each quarterly cash payment of the Director Compensation of a Non-employee Director shall be reduced pro rata to reflect his election to receive Stock Units or shares of Stock in lieu of the Director Compensation payable in cash.

          (b)   Stock Units. Stock Units shall be converted to shares of Stock on a one-to-one basis and shall be issued to a Non-employee Director 30 days after he ceases to serve as a Director of the Company. During the deferral period and prior to actual issuance of Stock, a holder of Stock Units shall have no rights as a stockholder of the Company other than the right to receive cash compensation from time to time in an amount equivalent to the dividends that would have been paid with respect to the Stock Units if such Stock Units were actually shares of outstanding Stock.

        Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

7.
Grant of Options.

        Only Non-employee Directors may be granted Options under the Plan. Each Option granted under the Plan shall be evidenced by a written stock option agreement, entered into by the Company and the Participant, which shall conform to the following terms and conditions and such other terms and conditions not inconsistent with the Plan as the Board of Directors considers appropriate in each case:

          (a)   2005 Option Grant. Each Non-employee Director who is serving as a Director of the Company immediately after the 2005 annual meeting of stockholders shall automatically be granted on the day of such annual meeting an Option to purchase 3,000 shares of Stock.

          (b)   Annual Option Grant. Each Non-employee Director who is serving as a Director of the Company immediately after each annual meeting of stockholders, beginning with the 2006 annual meeting, shall automatically be granted on the day of such annual meeting, an Option to purchase a fixed number of shares of Stock (but not in excess of 4,000 shares) to be determined in advance by the Board of Directors. In the event an individual becomes elected or appointed a Non-employee Director on a date other than on the date of an annual meeting of stockholders, he shall automatically be granted on the date he becomes a Non-employee Director an Option to purchase a number of shares of Stock equal to the number of shares underlying the Option granted to each Director at the last annual meeting of stockholders multiplied by a fraction, the numerator of which shall be the number of days from the date he becomes a Non-employee Director through the date of the next annual meeting of stockholders, and the denominator of which shall be 365.

          (c)   Exercisability. Each Option granted under the Plan shall be immediately exercisable.

          (d)   Option Price. The price per share payable upon exercise of an Option shall be the Fair Market Value on the grant date of the shares covered by the Option.

          (e)   Method of Exercise. To the extent that it has become exercisable under the terms of the Stock Option Agreement, an Option may be exercised from time to time by written notice to the Secretary, Assistant Secretary or Chief Financial Officer of the Company stating the number of shares with respect to which the Option is being exercised and accompanied by payment of the exercise price in cash or check payable to the Company. There shall be no such exercise at any one time as to fewer than two hundred (200) shares or, if fewer, all of the remaining shares as to which the Option may then be exercised.

        Alternatively, payment of the exercise price may be made, in whole or in part, by the delivery (or attestation to the ownership) of shares of Stock owned by the Participant for at least six months or

x

purchased by the Participant on the open market. If payment is made in whole or in part in shares of Stock, then the Participant shall deliver to the Company certificates registered in his name representing a number of shares of Stock legally and beneficially owned by him, fully vested and free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery that is not greater than the exercise price, such certificates to be duly endorsed, or accompanied by stock powers duly endorsed, by the record holder of the shares represented by such certificates. In the event a Participant chooses to pay the exercise price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Participant upon the exercise of the Option shall be net of the shares attested to. If the exercise price exceeds the fair market value of the shares for which certificates are delivered, the Participant shall also deliver cash or a check payable to the order of the Company in an amount equal to the amount of that excess.

        Options may be exercised by means of a "cashless exercise" procedure in which a broker (i) transmits the option price to the Company in cash or acceptable cash equivalents, either (1) against the Participant's notice of exercise and the Company's confirmation that it will deliver to the broker stock certificates issued in the name of the broker for at least that number of shares having fair market value equal to the option price, or (2) as the proceeds of a margin loan to the Participant; or (ii) agrees to pay the option price to the Company in cash or acceptable cash equivalents upon the broker's receipt from the Company of stock certificates issued in the name of the broker for at least that number of shares having fair market value equal to the option price. The Participant's written notice of exercise of an Option pursuant to a "cashless exercise" procedure must include the name and address of the broker involved, a clear description of the procedure, and such other information or undertaking by the broker as the Plan Administrator shall reasonably require.

        At the time specified in a Participant's notice of exercise, which shall not be earlier than the fifteenth (15th) day after the date of the notice except as may be mutually agreed, the Company shall, without issue or transfer tax to the Participant, deliver to him at the main office of the Company, or such other place as shall be mutually acceptable, a certificate for the shares as to which his Option is exercised. The Company may also deliver the shares to the Participants electronically. If the Participant fails to pay for or to accept delivery of all or any part of the number of shares specified in his notice upon tender of delivery thereof, his right to exercise the Option with respect to those shares shall be terminated, unless the Company otherwise agrees.

          (f)    Nontransferability of Options. No Option shall be encumbered, assigned, or otherwise transferred, otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of a Participant only by him. Notwithstanding the foregoing, a Participant may transfer, without consideration for the transfer, his Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

          (g)   Duration of Options. The period within which an Option may be exercised (the "Option Period") shall expire five (5) years from its Grant Date, but shall be subject to earlier termination:

    (i)
    If the Directorship of the Participant is terminated within the Option Period on account of his fraud, dishonesty or other acts detrimental to the interests of the Company or any Subsidiary, the Option shall automatically terminate as of the date of such termination;

    (ii)
    If the Participant dies during the Option Period and while a Director (or during the additional three-month period provided by paragraph (iii)), the Option may be exercised, to the extent that the Participant was entitled to exercise it at the date of his death, within one year after his death (if otherwise within the Option Period), but not thereafter, by the executor or administrator of the estate of the Participant, or by the person or persons who have acquired the Option directly from the Participant by bequest or inheritance; or

    (iii)
    If the Directorship of a Participant is terminated within the Option Period for any reason other than the circumstances specified in paragraphs (i) and (ii), the Option may be exercised, to the extent the Participant was able to do so at the date of termination of his Directorship, within three months after such termination (if otherwise within the Option Period), but not thereafter.

          (h)   Effect of Option. The grant of an Option shall not entitle the Participant to have or claim any rights of a stockholder of the Company, whether as to dividends, voting rights or otherwise. Neither the grant of an Option nor the making of any stock option agreement under the Plan shall confirm upon the Participant any right with respect to continuation of his Directorship, nor shall it affect or restrict the right of the Company or any assuming or succeeding company to terminate his Directorship at any time.

8.
Purchase for Investment.

        Unless the shares to be issued upon exercise of an Option or grant of an Award have been effectively registered under the Securities Act of 1933, as amended, the Company shall be under no obligation to issue any shares covered by any Option or Award unless the person who exercises the Option or receives the Award gives a written representation and undertaking to the Company which is satisfactory in form and scope to counsel to the Company, and upon which, in the opinion of such counsel, the Company may reasonably rely, that he is acquiring the shares for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, as amended, or any other applicable law, and that if shares are issued without such registration a legend to this effect shall be endorsed upon the securities so issued.

9.
Duration, Amendment and Termination of Plan.

        Awards may be granted under the Plan from time to time until the close of business on January 19, 2015. The Board of Directors may at any time amend the Plan, provided, however, that without approval of the Company's stockholders there shall be no: (a) increase in the total number of shares of Stock reserved for issuance under the Plan, except by operation of the provisions of Section 4; (b) change in the class of individuals eligible to receive Awards; (c) reduction in the exercise price of any Option; (d) extension of the latest date upon which any Option may be exercised; (e) material increase of the obligations of the Company or rights of any Participant under the Plan or any Award granted pursuant to the Plan; (f) expansion of the types of Awards available under the Plan; (g) material change in the method of determining fair market value; or (h) material extension of the term of the Plan. No amendment shall adversely affect outstanding Awards without the consent of the Participant. The Plan may be terminated at any time by action of the Board of Directors, but any such termination will not terminate Awards then outstanding, without the consent of the Participant.

10.
Merger, Consolidation or Sale of the Entire Business of the Company.

        If while unexercised Options remain outstanding under the Plan the Company merges or consolidates with one or more corporations (whether or not the Company is the surviving corporation), or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets to another entity, then, except as otherwise specifically provided to the contrary in a Participant's Stock Option

Agreement, the Board of Directors, in its discretion, shall amend the terms of all outstanding Options so that either:

          (a)   after the effective date of such merger, consolidation or sale, as the case may be, each Participant shall be entitled, upon exercise of an Option, to receive in lieu of shares of Common Stock the number and class of shares of such stock or other securities to which he would have been entitled pursuant to the terms of the merger, consolidation or sale if he had been the holder of record of the number of shares of Common Stock as to which the Option is being exercised, or shall be entitled to receive from the successor entity a new stock option of comparable value, or

          (b)   all outstanding Options shall be canceled as of the effective date of any such merger, consolidation, liquidation or sale, provided that each Participant shall have the right to exercise his Option according to its terms during the period of twenty (20) days ending on the day preceding the effective date of such merger, consolidation, liquidation or sale.

        After the effective date of such merger, consolidation or sale, as the case may be, all Stock Units shall be converted to Stock Units of the successor entity with comparable value, unless such Stock Units are distributed to the Participants in the form of shares of Stock immediately preceding the effective date of such merger, consolidation or sale.

COURIER CORPORATION

15 WELLMAN AVENUE
NORTH CHELMSFORD, MA 01863

DETACH HERE

☒	Please mark votes as in this example.

COURIER CORPORATION

1.	Election of Directors: (01) Richard K. Donahue, (02) Edward J. Hoff, (03) Robert P. Story, Jr., (04) Susan L. Wagner
		FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
☐
For all nominees except as noted above
		FOR	AGAINST	ABSTAIN
2.
	Proposal to approve an amendment to the 1993 Amended and Restated Stock Incentive Plan, which would increase the number of shares available for grant under the plan, as described in the enclosed Proxy Statement.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	Proposal to approve the adoption of the Courier Corporation 2005 Stock Equity Plan for Non-Employee Directors as described in the attached Proxy Statement.	☐	☐	☐
4.	Proposal to approve the appointment of Deloitte & Touche LLP as the Independent Auditors of the Corporation.	☐	☐	☐
5.	To transact such other business as may properly come before the meeting and/or any adjournment or adjournments thereof.
	Mark box at right if address change or comment has been noted on the reverse side of this card.			☐

The undersigned hereby ratifies and confirms all that said attorneys and Proxies and each of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof, revoking any proxy heretofore given with respect to such shares.

IF NO INSTRUCTION IS GIVEN, THE SHARES WILL BE VOTED FOR PROPOSALS (1), (2), (3) AND (4) AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE ATTORNEYS AND PROXIES AS TO ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING.

Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.

Signature:	Date:	Signature:	Date:

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, to be held on January 20, 2005 at Boston University Corporate Education Center, 72 Tyng Road, Tyngsboro, Massachusetts 01879.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

COURIER CORPORATION

DETACH HERE

COURIER CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS—JANUARY 20, 2005
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Courier Corporation (the "Corporation") hereby constitutes and appoints James F. Conway, III, W. Nicholas Thorndike and Kathleen Foley Curley, and each of them singly, with full power of substitution, the attorneys and Proxies of the undersigned, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders of the Corporation to be held on January 20, 2005, commencing at 11:00 a.m., and/or at any adjournment or adjournments thereof (the Proxy Statement in connection therewith and due notice of the time, place and purposes of such a meeting have been received by the undersigned) and at such meeting and/or any adjournment or adjournments thereof to vote and act with respect to all shares of Common Stock of the Corporation standing in the name of the undersigned or in respect of which the undersigned is entitled to vote, with all the powers the undersigned would possess if personally present at said meeting and/or any adjournment or adjournments thereof and especially to vote as follows, a majority of said attorneys and Proxies, or any one if only one be present, to have all the powers of said attorneys or Proxies.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
NATURE OF SOLICITATION
VOTING SECURITIES
ITEM 1: ELECTION OF DIRECTORS
AUDIT COMMITTEE REPORT
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES
LONG-TERM INCENTIVE PLANS—AWARDS IN FISCAL YEAR 2004
FIVE YEAR STOCK PERFORMANCE GRAPH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
ITEM 2: APPROVAL OF AMENDED AND RESTATED 1993 STOCK INCENTIVE PLAN
ITEM 3: APPROVAL OF 2005 STOCK EQUITY PLAN FOR NON-EMPLOYEE DIRECTORS
ITEM 4: RATIFICATION AND APPROVAL OF SELECTION OF INDEPENDENT AUDITORS
FEES PAID TO DELOITTE & TOUCHE LLP
CODE OF ETHICS
MISCELLANEOUS
  Exhibit A
  Exhibit B